STRATEGIC PARTNERS(SM)
SELECT
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2006

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE) AND THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT. PRUCO LIFE OFFERS SEVERAL DIFFERENT ANNUITIES WHICH YOUR REPRESENTATIVE MAY BE AUTHORIZED TO OFFER TO YOU. EACH ANNUITY HAS DIFFERENT FEATURES AND BENEFITS THAT MAY BE APPROPRIATE FOR YOU BASED ON YOUR FINANCIAL SITUATION, YOUR AGE AND HOW YOU INTEND TO USE THE ANNUITY. THE DIFFERENT FEATURES AND BENEFITS INCLUDE VARIATIONS IN DEATH BENEFIT PROTECTION AND THE ABILITY TO ACCESS YOUR ANNUITY'S CONTRACT VALUE. THE FEES AND CHARGES UNDER THE ANNUITY CONTRACT AND THE COMPENSATION PAID TO YOUR REPRESENTATIVE MAY ALSO BE DIFFERENT AMONG EACH ANNUITY. IF YOU ARE PURCHASING THE CONTRACT AS A REPLACEMENT FOR EXISTING VARIABLE ANNUITY OR VARIABLE LIFE COVERAGE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, ANY SURRENDER OR PENALTY CHARGES YOU MAY INCUR WHEN REPLACING YOUR EXISTING COVERAGE. PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS

Strategic Partners Select offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds. Currently, portfolios within the following underlying mutual funds are being offered: The Prudential Series Fund, American Skandia Trust, Gartmore Variable Insurance Trust, and Janus Aspen Series (see next page for list of each portfolio currently offered).

PLEASE READ THIS PROSPECTUS

Please read this prospectus before purchasing a Strategic Partners Select variable annuity contract and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears in the Summary.


TO LEARN MORE ABOUT STRATEGIC PARTNERS SELECT

To learn more about the Strategic Partners Select variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2006. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file numbers 333-52754 and 33-61143.) You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Select SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in
Section 9 of this prospectus.

   For a free copy of the SAI, call us at (888) PRU-2888, or write to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS SELECT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01009

THE PRUDENTIAL SERIES FUND

Jennison Portfolio
Prudential Equity Portfolio
Prudential Global Portfolio
Prudential Money Market Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
SP AIM Core Equity Portfolio
SP Davis Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small-Cap Value Portfolio
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large-Cap Growth Portfolio
SP William Blair International Growth Portfolio

AMERICAN SKANDIA TRUST

AST Advanced Strategies Portfolio
AST Aggressive Asset Allocation Portfolio
AST AllianceBernstein Core Value Portfolio
AST AllianceBernstein Growth & Income Portfolio
AST AllianceBernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST American Century Strategic Balanced Portfolio
AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Conservative Asset Allocation Portfolio
AST DeAM Large-Cap Value Portfolio
AST DeAM Small-Cap Growth Portfolio
AST DeAM Small-Cap Value Portfolio
AST Federated Aggressive Growth Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Global Allocation Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST High Yield Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Mid Cap Value Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio

GARTMORE VARIABLE INSURANCE TRUST

GVIT Developing Markets Fund

JANUS ASPEN SERIES

Large Cap Growth Portfolio -- Service Shares

CONTENTS
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
                                       PART I: STRATEGIC PARTNERS SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................      8
                                                Risk Factors.......................................     10
                                                Summary of Contract Expenses.......................     11
                                                Expense Examples...................................     15

                                       PART II: STRATEGIC PARTNERS SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------
                                           Section 1: What Is The Strategic Partners Select
                                             Variable Annuity?.....................................     18
                                                Short Term Cancellation Right or "Free Look".......     19
                                           Section 2: What Investment Options Can I Choose?........     20
                                                Variable Investment Options........................     20
                                                Interest-Rate Options..............................     36
                                                Transfers Among Options............................     37
                                                Additional Transfer Restrictions...................     37
                                                Dollar Cost-Averaging..............................     38
                                                Asset Allocation Program...........................     39
                                                Auto-Rebalancing...................................     39
                                                Scheduled Transactions.............................     39
                                                Voting Rights......................................     40
                                                Substitution.......................................     40
                                           Section 3: What Kind Of Payments Will I Receive During
                                             The Income Phase? (Annuitization).....................     41
                                                Payment Provisions.................................     41
                                                    Option 1: Annuity Payments for a Fixed
                                                       Period......................................     41
                                                    Option 2: Life Annuity with 120 Payments (10
                                                       Years) Certain..............................     41
                                                    Option 3: Interest Payment Option..............     41
                                                    Other Annuity Options..........................     42
                                                Tax Considerations.................................     42
                                                How We Determine Annuity Payments..................     42
                                           Section 4: What Is The Death Benefit?...................     43
                                                Beneficiary........................................     43
                                                Calculation of the Death Benefit...................     43
                                                Death of Owner or Joint Owner......................     44
                                           Section 5: How Can I Purchase A Strategic Partners
                                             Select Contract?......................................     45
                                                Purchase Payments..................................     45
                                                Allocation of Purchase Payments....................     45
                                                Calculating Contract Value.........................     45
                                           Section 6: What Are The Expenses Associated With The
                                             Strategic Partners Select Contract?...................     46
                                                Insurance and Administrative Charges...............     46
                                                Annual Contract Fee................................     46
                                                Withdrawal Charge..................................     46
                                                Waiver of Withdrawal Charge for Critical Care......     47
                                                Taxes Attributable to Premium......................     47
                                                Transfer Fee.......................................     47
                                                Company Taxes......................................     48
                                                Underlying Mutual Fund Fees........................     48

CONTENTS CONTINUED
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
                                           Section 7: How Can I Access My Money?...................     49
                                                Withdrawals During the Accumulation Phase..........     49
                                                Automated Withdrawals..............................     49
                                                Suspension of Payments or Transfers................     49
                                           Section 8: What Are The Tax Considerations Associated
                                             With The Strategic Partners Select Contract?..........     50
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     50
                                                Contracts Held by Tax Favored Plans................     53
                                           Section 9: Other Information............................     57
                                                Pruco Life Insurance Company.......................     57
                                                The Separate Account...............................     57
                                                Sale and Distribution of the Contract..............     57
                                                Litigation.........................................     58
                                                Assignment.........................................     59
                                                Financial Statements...............................     59
                                                Statement of Additional Information................     59
                                                Householding.......................................     59
                                                Market Value Adjustment Formula....................     60
                                           Appendix A..............................................     64
                                                Accumulation Unit Values...........................     65
                                           Appendix B..............................................     72
                                                Selecting the Variable Annuity that's Right For
                                                  You..............................................     72

 4
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PART I SUMMARY
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STRATEGIC PARTNERS SELECT PROSPECTUS

                                                                               5
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                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted by any market value adjustment and minus any charge we impose for premium taxes and withdrawal charge.

ANNUITANT

The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE

The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit when the sole or last surviving annuitant dies.

BUSINESS DAY

A day on which the New York Stock Exchange is open for business. Our business day generally ends at 4:00 p.m. Eastern time.

CASH VALUE

This is the total value of your contract adjusted by any market value adjustment, minus any withdrawal charge(s) or administrative charge.

CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirement for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

DEATH BENEFIT

If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the current contract value as of the date that proof of death is received, or a potentially greater amount related to market appreciation. See
Section 4, "What Is The Death Benefit?"

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

A feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

 6
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                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INTEREST CELL

The segment of the interest-rate option that is established whenever you allocate or transfer money into an interest-rate option.

INTEREST-RATE OPTION

An investment option that offers a fixed-rate of interest for a one-year period (fixed-rate option) or a seven-year period (market value adjustment option).

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. A joint owner must be a natural person.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

This investment option offers a specified guarantee period and pays a fixed rate of interest. We impose a market value adjustment on withdrawals that you make from this option prior to the end of a guarantee period.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The Separate Account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Select variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See
Section 8, "What Are The Tax Considerations Associated With The Strategic Partners Select Contract?"

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

SUMMARY OF SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS SELECT VARIABLE ANNUITY?

This variable annuity contract, offered by Pruco Life, is a contract between you, as the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life,we or us). The contract allows you to invest on a tax-deferred basis in one or more variable investment options. There are also two interest-rate options which are available in most states, the fixed-rate option and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including the Prudential Money Market Portfolio variable investment option.

   The interest-rate options offer an interest rate that is guaranteed. While your money is in the fixed-rate option or if your money remains in the market value adjustment option for a full seven-year period, your principal amount is guaranteed and the minimum interest amount that your money will earn is dictated by applicable state law. Payments allocated to the fixed-rate option become part of Pruco Life's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses resulting from these assets are not credited or charged against the contracts. As a result, the strength of our guarantees under these interest-rate options are based on the overall financial strength of Pruco Life.

   You can invest your money in any or all of the variable investment options and the interest-rate options. You are allowed 12 transfers each contract year among the investment options, without a charge. There are certain restrictions on transfers involving the interest-rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you select.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.

   If you change your mind about owning Strategic Partners Select, you may cancel your contract within 10 days after receiving it (or whatever time period is required by applicable law). This time period is referred to as the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in several variable investment options. The variable investment options are classified according to their investment style, and a brief description of each portfolio's investment objective and key policies is set forth in Section 2, to assist you in determining which portfolios may be of interest to you.

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also allocate your money to fixed interest rate options or a market value adjustment option.

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                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole or last surviving annuitant dies during the accumulation phase, the designated person(s) or the beneficiary will receive, at a minimum, the current value of the contract.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS SELECT ANNUITY CONTRACT?

You can purchase this contract, unless we agree otherwise and subject to our rules, with a minimum initial purchase payment of $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

   You may purchase this contract only if the annuitant and co-annuitant are age 85 or younger (69 for qualified contracts unless a minimum distribution option is elected, in which case the annuitant and co-annuitant may be age 80 or younger) on the contract date. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS SELECT CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.

   Each year we deduct a $30 contract maintenance charge if your contract value is less than $50,000. For insurance and administrative costs, we also deduct an annual charge of 1.52% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the interest-rate investment options.

   There are a few states/jurisdictions that assess a premium tax on us when you begin receiving regular income payments from your annuity. In those states, we deduct a charge designed to approximate this tax, which can range from 0-3.5% of your contract value.

   There are also expenses associated with the mutual funds. For 2005, the fees of these funds ranged from 0.38% to 1.67% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

   During the accumulation phase, if you withdraw money less than seven years after the contract date, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%.

   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" and Section 6, "What Are The Expenses Associated With The Strategic Partners Select Contract?"

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age
59 1/2, an additional tax penalty as well. Each year, you may withdraw up to 10% of your total purchase payments without charge. Withdrawals greater than 10% of your purchase payments will be subject to a withdrawal charge. We may impose a withdrawal charge ranging from 1-7%, which decreases 1% each year. Thereafter, there is no charge for a withdrawal. A market value adjustment may also apply.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS SELECT CONTRACT?

Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase,

SUMMARY OF SECTIONS 1-9 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. The market value adjustment option, fixed interest rate option, and the contract's other insurance features are available under a contract issued by Pruco Life, and thus are backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option and fixed interest rate option and to fulfill its insurance guarantees could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS SELECT. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

For more detailed information, including additional information about current and maximum charges, see Section 6, "What Are The Expenses Associated With The Strategic Partners Select Contract?" The individual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACTOWNER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE(1)
--------------------------------------------------------------------------------


         During contract year 1                                        7%
         During contract year 2                                        6%
         During contract year 3                                        5%
         During contract year 4                                        4%
         During contract year 5                                        3%
         During contract year 6                                        2%
         During contract year 7                                        1%

         Charge for Premium Tax Imposed on us by Certain
           States/Jurisdictions:                                            Up to 3.5%
                                                                     of contract value

MAXIMUM TRANSFER FEE(2)
-----------------------------------------------------------------------------------------------------------
         each transfer after 12                                  $25.00
THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN
THE CONTRACT, NOT INCLUDING THE UNDERLYING MUTUAL FUNDS' FEES AND EXPENSES.

PERIODIC ACCOUNT EXPENSES
-----------------------------------------------------------------------------------------------------------
MAXIMUM ANNUAL CONTRACT FEE(3)
-----------------------------------------------------------------------------------------------------------
                                                                 $30.00
INSURANCE AND ADMINISTRATIVE EXPENSES
-----------------------------------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE IN
           VARIABLE INVESTMENT OPTIONS
         Mortality and Expense Risk:                               1.37%
         Administrative Fee:                                       0.15%
         Total:                                                    1.52%

1: AS OF THE BEGINNING OF THE CONTRACT YEAR, YOU MAY WITHDRAW UP TO 10% OF THE TOTAL PURCHASE PAYMENTS PLUS ANY CHARGE-FREE AMOUNT CARRIED OVER FROM THE PREVIOUS CONTRACT YEAR WITHOUT CHARGE. THERE IS NO WITHDRAWAL CHARGE ON ANY WITHDRAWALS MADE UNDER THE CRITICAL CARE OPTION (SEE SECTION 6) OR ON ANY AMOUNT USED TO PROVIDE INCOME UNDER THE LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION. (SEE SECTION 3). WITHDRAWAL CHARGES ARE WAIVED WHEN A DEATH BENEFIT IS PAID DUE TO THE DEATH OF AN ANNUITANT.

2: YOU WILL NOT BE CHARGED FOR TRANSFERS MADE IN CONNECTION WITH DOLLAR COST AVERAGING AND AUTO-REBALANCING.

3: THIS FEE IS NOT CHARGED IF THE VALUE OF YOUR CONTRACT IS $50,000 OR MORE, OR IF THE WITHDRAWALS ARE MADE UNDER THE CRITICAL CARE ACCESS OPTION. THIS IS A SINGLE FEE THAT WE ASSESS (A) ANNUALLY OR (B) UPON A FULL WITHDRAWAL MADE ON A DATE OTHER THAN A CONTRACT ANNIVERSARY.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2005. Fund expenses are not fixed or guaranteed by the Strategic Partners Select contract, and may vary from year to year.

                                                              MINIMUM      MAXIMUM

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES*        0.38%        1.67%

* See, "Summary of Contract Expenses" -- "Underlying Mutual Fund Portfolio Annual Expenses" for more detail on the expenses of the underlying mutual funds.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
THE PRUDENTIAL SERIES FUND(2)
-------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%            0.03%              --             0.63%
         Prudential Equity Portfolio(3)                         0.45%            0.02%              --             0.47%
         Prudential Global Portfolio(4)                         0.75%            0.07%              --             0.82%
         Prudential Money Market Portfolio                      0.40%            0.05%              --             0.45%
         Prudential Stock Index Portfolio                       0.35%            0.03%              --             0.38%
         Prudential Value Portfolio                             0.40%            0.03%              --             0.43%
         SP Aggressive Growth Asset Allocation
           Portfolio(5,6)                                       0.84%            0.11%              --             0.95%
         SP AIM Core Equity Portfolio                           0.85%            0.15%              --             1.00%
         SP Balanced Asset Allocation Portfolio(5,6)            0.76%            0.09%              --             0.85%
         SP Conservative Asset Allocation Portfolio(5,6)        0.72%            0.08%              --             0.80%
         SP Davis Value Portfolio                               0.75%            0.07%              --             0.82%
         SP Growth Asset Allocation Portfolio(5,6)              0.81%            0.10%              --             0.91%
         SP Large Cap Value Portfolio(5)                        0.80%            0.03%              --             0.83%
         SP LSV International Value Portfolio                   0.90%            0.16%              --             1.06%
         SP Mid Cap Growth Portfolio                            0.80%            0.20%              --             1.00%
         SP PIMCO High Yield Portfolio                          0.60%            0.07%              --             0.67%
         SP PIMCO Total Return Portfolio                        0.60%            0.02%              --             0.62%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%            0.20%              --             0.80%
         SP Small Cap Growth Portfolio                          0.95%            0.10%              --             1.05%
         SP Small-Cap Value Portfolio (formerly SP Goldman
           Sachs Small Cap Value Portfolio)(7)                  0.90%            0.07%              --             0.97%
         SP Strategic Partners Focused Growth Portfolio         0.90%            0.17%              --             1.07%
         SP T. Rowe Price Large-Cap Growth Portfolio
           (formerly SP AllianceBernstein Large-Cap Growth
           Portfolio)(8,9)                                      0.90%            0.16%              --             1.06%
         SP William Blair International Growth Portfolio        0.85%            0.13%              --             0.98%
AMERICAN SKANDIA TRUST(2,10)
-------------------------------------------------------------------------------------------------------------------------------
         AST Advanced Strategies Portfolio                      0.85%            0.18%                             1.03%
         AST Aggressive Asset Allocation Portfolio(11)          1.04%            0.29%              --             1.33%
         AST AllianceBernstein Core Value Portfolio             0.75%            0.19%              --             0.94%
         AST AllianceBernstein Growth & Income Portfolio        0.75%            0.13%              --             0.88%
         AST AllianceBernstein Managed Index 500 Portfolio      0.60%            0.17%              --             0.77%
         AST American Century Income & Growth Portfolio         0.75%            0.18%              --             0.93%
         AST American Century Strategic Balanced Portfolio      0.85%            0.23%              --             1.08%
         AST Balanced Asset Allocation Portfolio(11)            0.95%            0.20%              --             1.15%
         AST Capital Growth Asset Allocation Portfolio(11)      1.00%            0.20%              --             1.20%
         AST Cohen & Steers Realty Portfolio                    1.00%            0.18%              --             1.18%
         AST Conservative Asset Allocation Portfolio(11)        0.94%            0.24%              --             1.18%
         AST DeAM Large-Cap Value Portfolio                     0.85%            0.22%              --             1.07%
         AST DeAM Small-Cap Growth Portfolio                    0.95%            0.20%              --             1.15%
         AST DeAM Small-Cap Value Portfolio                     0.95%            0.24%              --             1.19%
         AST Federated Aggressive Growth Portfolio              0.95%            0.17%              --             1.12%
         AST First Trust Balanced Target Portfolio              0.85%            0.19%              --             1.04%
         AST First Trust Capital Appreciation Target
           Portfolio                                            0.85%            0.19%              --             1.04%
         AST Global Allocation Portfolio                        0.86%            0.23%              --             1.09%
         AST Goldman Sachs Concentrated Growth Portfolio        0.90%            0.16%              --             1.06%
         AST Goldman Sachs Mid-Cap Growth Portfolio             1.00%            0.18%              --             1.18%
         AST High Yield Portfolio (formerly, AST Goldman
           Sachs High Yield Portfolio)(12)                      0.75%            0.19%              --             0.94%
         AST JPMorgan International Equity Portfolio            0.88%            0.19%              --             1.07%
         AST Large-Cap Value Portfolio (formerly AST
           Hotchkis and Wiley Large-Cap Value
           Portfolio)(13,14,15)                                 0.75%            0.16%              --             0.91%
         AST Lord Abbett Bond-Debenture Portfolio               0.80%            0.17%              --             0.97%

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               TOTAL ANNUAL
                                                              MANAGEMENT         OTHER                      PORTFOLIO OPERATING
                                                                 FEES         EXPENSES(1)      12B-1 FEES        EXPENSES
         AST Marsico Capital Growth Portfolio                   0.90%            0.13%              --             1.03%
         AST MFS Global Equity Portfolio                        1.00%            0.26%              --             1.26%
         AST MFS Growth Portfolio                               0.90%            0.18%              --             1.08%
         AST Mid Cap Value Portfolio (formerly, AST Gabelli
           All-Cap Value Portfolio)(16)                         0.95%            0.22%              --             1.17%
         AST Neuberger Berman Mid-Cap Growth Portfolio          0.90%            0.18%              --             1.08%
         AST Neuberger Berman Mid-Cap Value Portfolio           0.89%            0.14%              --             1.03%
         AST PIMCO Limited Maturity Bond Portfolio              0.65%            0.15%              --             0.80%
         AST Preservation Asset Allocation Portfolio(11)        0.89%            0.38%              --             1.27%
         AST Small-Cap Value Portfolio(13,17)                   0.90%            0.17%              --             1.07%
         AST T. Rowe Price Asset Allocation Portfolio           0.85%            0.23%              --             1.08%
         AST T. Rowe Price Global Bond Portfolio                0.80%            0.21%              --             1.01%
         AST T. Rowe Price Natural Resources Portfolio          0.90%            0.18%              --             1.08%
GARTMORE VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------------------------------------------------------
         GVIT Developing Markets Fund(18,19)                    1.05%            0.37%           0.25%             1.67%
JANUS ASPEN SERIES
-------------------------------------------------------------------------------------------------------------------------------
         Large Cap Growth Portfolio -- Service Shares(19)       0.64%            0.02%           0.25%             0.91%

1. As noted above, shares of the Portfolios generally are purchased through variable insurance products. Some of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of the contract under which they compensate us for providing ongoing services in lieu of the Series Fund and/or Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses."

2. The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2005 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.

3. Effective December 5, 2005, GE Asset Management was removed as sub-adviser to a portion of the Portfolio. Salomon Brothers Asset Management, Inc. (an existing co-sub-adviser to the Portfolio) assumed responsibility for the assets previously managed by GE Asset Management.

4. Effective December 5, 2005, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc., and William Blair & Company, LLC became the sub-advisers of the Portfolio. Prior to December 5, 2005, Jennison Associates LLC served as sub-adviser to the Portfolio.

5. Effective December 5, 2005, the Portfolio was closed to new purchasers and to existing contract owners who had not previously invested in the Portfolio.

6. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund. The total expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.

7. Effective December 5, 2005, Salomon Brothers Asset Management Inc. began managing a portion of the Portfolio's assets, then named "SP Goldman Sachs Small Cap Value Portfolio."

8. Effective December 5, 2005, T. Rowe Price Associates replaced Alliance Capital Management, L.P. as sub-adviser of the Portfolio, then named "SP AllianceBernstein Large-Cap Growth Portfolio."

9. Effective March 20, 2006, Dreman Value Management LLC began managing a portion of the Portfolio's assets.

10. Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's investment managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004.

11. Effective December 5, 2005, this Portfolio was added as a new asset allocation portfolio.

12. Effective March 20, 2006, Pacific Investment Management Company LLC began managing a portion of the Portfolio's assets, then named "AST Goldman Sachs High Yield Portfolio."

13. Effective December 5, 2005, Salomon Brothers Asset Management Inc. began managing a portion of the Portfolio's assets.

14. Effective December 5, 2005, J.P. Morgan Investment Management, Inc. began managing a portion of the Portfolio's assets, then named "AST Hotchkis and Wiley Large-Cap Value Portfolio."

15. Effective March 20, 2006, Dreman Value Management LLC began managing a portion of the Portfolio's assets.

16. Effective December 5, 2005, EARNEST Partners, LLC and Wedge Capital Management, LLP replaced GAMCO Investors, Inc. as sub-advisers to the Portfolio, then named "AST Gabelli All-Cap Value Portfolio."

17. Effective March 20, 2006, Integrity Asset Management was removed as a sub-adviser to a portion of the Portfolio's assets. Dreman Value Management LLC was added as a sub-adviser and assumed responsibility for the assets previously managed by Integrity Asset Management.

18. Effective January 1, 2006, the management fee was lowered to the base fee described above. Beginning January 1, 2007, the management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the MSCI Emerging Market Free Index. As a result, beginning January 1, 2007, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.85% at its lowest to 1.15% at its highest.

19. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1: IF YOU WITHDRAW YOUR ASSETS

Example 1 assumes that:

- You invest $10,000 in Strategic Partners Select;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

- You withdraw all your assets at the end of the time period indicated;

- Your investment has a 5% return each year; and

- The mutual fund's total operating expenses remain the same each year.

EXAMPLE 2: IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that:

- You invest $10,000 in Strategic Partners Select;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

- You DO NOT WITHDRAW any of your assets at the end of the time period indicated;

- Your investment has a 5% return each year; and

- The mutual fund's total operating expenses remain the same each year.

NOTES FOR EXPENSE EXAMPLES:
-----------------------------------

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

Note that withdrawal charges (which
are reflected in Example 1 are
assessed in connection with some
annuity options, but not others).

The values shown in the 10 year
column are the same for Example 1
and 2. This is because after 10
years, we would no longer deduct
withdrawal charges when you make a
withdrawal or when you begin the
income phase of your contract.

If your contract value is less than
$50,000, on your contract
anniversary (or upon a surrender),
we deduct a $30 fee. The examples
use an average annual contract fee,
which we calculated based on our
estimate of the total contract fees
we expect to collect in 2006. Your
actual fees will vary based on the
amount of your contract and your
specific allocation(s).

Premium taxes are not reflected in
the examples. We deduct a charge to
approximate premium taxes that may
be imposed on us in your state.
This charge is generally deducted
from the amount applied to an
annuity payout option.

The table of accumulation unit
values appears in the appendix to
this prospectus.

----------------------------------------------------------
EXAMPLE 1:                    EXAMPLE 2:
IF YOU WITHDRAW YOUR ASSETS   IF YOU DO NOT WITHDRAW YOUR
                              ASSETS
----------------------------------------------------------
1 YR  3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
$982  $1,521  $2,082  $3,765  $352  $1,071  $1,812  $3,765

                                                                          PART I
STRATEGIC PARTNERS SELECT PROSPECTUS  SUMMARY

                       This page intentionally left blank

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS SELECT PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS SELECT

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS SELECT VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, THE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

   Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the first contract anniversary. (Maryland residents must wait until the end of the seventh contract year.) Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral when it is sold outside a tax-favored plan (generally called a non-qualified annuity). Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

   If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. In other words, you need not purchase this contract to gain the preferential tax treatment provided by your retirement plan. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral, including the death benefit and income benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this annuity compared with any other investment that you may use in connection with your retirement plan or arrangement.

   Strategic Partners Select is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among the variable investment options as well as guaranteed interest-rate options. (If you live in Maryland, Oregon or Washington, the market value adjustment option is not available to you.) If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund associated with that variable investment option.

   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, Strategic Partners Select also offers interest-rate options: a fixed-rate option and a market value adjustment option. The fixed-rate option offers an interest rate that is guaranteed by us for one year and will not be less than the minimum interest rate dictated by applicable state law. The market value adjustment option guarantees a stated interest rate, generally higher than the fixed-rate option. However, in order to get the full benefit of the stated interest rate, assets in this option must be held for a seven-year period.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant(s) is the person upon whose death during the accumulation phase, the death benefit is payable. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

SHORT TERM CANCELLATION RIGHT
OR "FREE LOOK"

If you change your mind about owning Strategic Partners Select, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

- Your full purchase payment, less any applicable federal and state income tax withholding; or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment. We impose neither a withdrawal charge nor any market value adjustment if you cancel your contract under this provision.

   To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, AND FIXED INTEREST-RATE OPTIONS.

The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risks that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/sub-adviser for each portfolio appears next to the description.

   The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect, wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a
"manager-of-managers" approach.

   Under the manager-of-managers approach, PI has the ability to assign sub-advisers to manage specific portions of a portfolio, and the portion managed by a sub-adviser may vary from 0% to 100% of the portfolio's assets. The sub-advisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.

   The portfolios of the American Skandia Trust are co-managed by PI and American Skandia Investment Services, Incorporated, also under a manager-of-managers approach. American Skandia Investment Services, Incorporated is an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   Pruco Life has entered into agreements with certain underlying portfolios and/or the investment adviser or distributor of such portfolios. Pruco Life may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it receives a fee of up to 0.55% annually (as of May 1, 2006) of the average assets allocated to the portfolio under the contract. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts.

   In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms' registered representatives and creating marketing material discussing the contract and the available options.

   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

   Upon the introduction of the American Skandia Trust Asset Allocation Portfolios on December 5, 2005, we ceased offering the Prudential Series Fund Asset Allocation Portfolios to new purchasers and to existing contract owners who had not previously invested in those Portfolios. However, a contract owner who had contract value allocated to a Prudential Series Fund Asset Allocation Portfolio prior to December 5, 2005 may continue to allocate purchase payments to that Portfolio after that date. In addition, after December 5, 2005, we ceased offering the Prudential Series Fund SP Large Cap Value Portfolio to new purchasers and to existing contract owners who had not previously invested in that Portfolio. However, a contract owner who had contract value allocated to the SP Large Cap Value Portfolio prior to December 5, 2005 may continue to allocate purchase payments to that Portfolio after that date.

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED
--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
                                                    THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP                         JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
 GROWTH                            Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the Sub-adviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental
                                   analysis. Normally 65% of the Portfolio's total assets are invested in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP                         PRUDENTIAL EQUITY PORTFOLIO: seeks long-term growth of         Jennison Associates
 BLEND                             capital. The Portfolio invests at least 80% of its net         LLC; Salomon Brothers
                                   assets plus borrowings for investment purposes in common       Asset Management Inc
                                   stocks of major established corporations as well as smaller companies that the Sub-advisers believe offer attractive
                                   prospects of appreciation.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL                     PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         LSV Asset Management;
 EQUITY                            capital. The Portfolio invests primarily in common stocks      Marsico Capital
                                   (and their equivalents) of foreign and U.S. companies. Each    Management, LLC;
                                   Sub-adviser for the Portfolio generally will use either a      T. Rowe Price
                                   "growth" approach or a "value" approach in selecting either    Associates, Inc.;
                                   foreign or U.S. common stocks.                                 William Blair &
                                                                                                  Company, LLC
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity. The Portfolio invests in
                                   high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by
                                   corporations and banks, both domestic and foreign. The
                                   Portfolio will invest only in instruments that mature in
                                   thirteen months or less, and which are denominated in U.S.
                                   dollars.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP                         PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Quantitative
 BLEND                             that generally correspond to the performance of                Management Associates
                                   publicly-traded common stocks. With the price and yield        LLC
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks. The S&P 500 represents more than 70% of the
                                   total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the
                                   traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases
                                   stocks in proportion to their weighting in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP                         PRUDENTIAL VALUE PORTFOLIO: seeks long-term growth of          Jennison Associates
 VALUE                             capital through appreciation and income. The Portfolio         LLC
                                   invests primarily in common stocks that the Sub-adviser
                                   believes are undervalued -- those stocks that are trading
                                   below their underlying asset value, cash generating ability and overall earnings and earnings growth. There is a risk
                                   that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.
                                   Normally at least 65% of the Portfolio's total assets is
                                   invested in the common stock and convertible securities of companies that the Sub-adviser believes will provide
                                   investment returns above those of the S&P 500 or the New
                                   York Stock Exchange (NYSE) Composite Index. Most of the
                                   investments will be securities of large capitalization
                                   companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to
                                   30% of its total assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET                             SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks to      Prudential
 ALLOCATION/                       obtain the highest potential total return consistent with      Investments LLC
 BALANCED                          the specified level of risk tolerance. The Portfolio may
                                   invest in any other Portfolio of the Fund (other than
                                   another SP Asset Allocation Portfolio), the AST Marsico
                                   Capital Growth Portfolio of American Skandia Trust (AST),
                                   and the AST LSV International Value Portfolio of AST (the
                                   Underlying Portfolios). Under normal circumstances, the
                                   Portfolio generally will focus on equity Underlying
                                   Portfolios but will also invest in fixed-income Underlying
                                   Portfolios. (Effective December 5, 2005, this Portfolio was closed to new purchasers and to existing contract owners who had not previously invested in the Portfolio.)
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   SP AIM CORE EQUITY PORTFOLIO: seeks long-term growth of        AIM Capital
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in equity securities, including
                                   convertible securities of established companies that have
                                   long-term above-average growth in earnings and growth
                                   companies that the Sub-adviser believes have the potential for above-average growth in earnings. The Portfolio may
                                   invest up to 20% of its total assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET                             SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
 ALLOCATION/                       highest potential total return consistent with the specified   Investments LLC
 BALANCED                          level of risk tolerance. The Portfolio may invest in any
                                   other Portfolio of the Fund (other than another SP Asset
                                   Allocation Portfolio), the AST Marsico Capital Growth
                                   Portfolio of American Skandia Trust (AST), and the AST LSV
                                   International Value Portfolio of AST (the Underlying
                                   Portfolios). The Portfolio will invest in equity and
                                   fixed-income Underlying Portfolios. (Effective December 5,
                                   2005, this Portfolio was closed to new purchasers and to
                                   existing contract owners who had not previously invested in the Portfolio.)
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio may invest in any other Portfolio of the Fund (other than another SP
                                   Asset Allocation Portfolio), the AST Marsico Capital Growth
                                   Portfolio of American Skandia Trust (AST), and the AST LSV
                                   International Value Portfolio of AST (the Underlying
                                   Portfolios). Under normal circumstances, the Portfolio
                                   generally will focus on fixed-income Underlying Portfolios but will also invest in equity Underlying Portfolios.
                                   (Effective December 5, 2005, this Portfolio was closed to
                                   new purchasers and to existing contract owners who had not previously invested in the Portfolio.)
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Selected
                                   Portfolio invests primarily in common stocks of U.S.           Advisers, L.P.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations. The
                                   Sub-adviser attempts to select common stocks of businesses that possess characteristics that the Sub-adviser believe
                                   foster the creation of long-term value, such as proven
                                   management, a durable franchise and business model, and
                                   sustainable competitive advantages. The Sub-adviser aims to invest in such businesses when they are trading at a
                                   discount to their intrinsic worth. There is a risk that
                                   "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be
                                   undervalued by the markets for long periods of time.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio may invest in any
                                   other Portfolio of the Fund (other than another SP Asset
                                   Allocation Portfolio), the AST Marsico Capital Growth
                                   Portfolio of American Skandia Trust (AST), and the AST LSV
                                   International Value Portfolio of AST (the Underlying
                                   Portfolios). Under normal circumstances, the Portfolio
                                   generally will focus on equity Underlying Portfolios but
                                   will also invest in fixed-income Underlying Portfolios.
                                   (Effective December 5, 2005, this Portfolio was closed to
                                   new purchasers and to existing contract owners who had not previously invested in the Portfolio.)
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management,
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc., Dreman Value
                                   increase in price, given the company's sales, earnings, book   Management LLC
                                   value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies.
                                   (Effective December 5, 2005, this Portfolio was closed to
                                   new purchasers and to existing contract owners who had not previously invested in the Portfolio.)
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP LSV INTERNATIONAL VALUE PORTFOLIO: seeks capital growth.    LSV Asset Management
                                   The Portfolio pursues its objective by primarily investing at least 80% of the value of its assets in the equity
                                   securities of companies in developed non-U.S. countries that are represented in the MSCI EAFE Index. The target of this
                                   Portfolio is to outperform the unhedged US Dollar total
                                   return (net of foreign dividend withholding taxes) of the
                                   MSCI EAFE Index. The Sub-adviser uses proprietary
                                   quantitative models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO: seeks long-term growth of         Calamos Advisors LLC
                                   capital. The Portfolio normally invests at least 80% of
                                   investable assets in common stocks and related securities, such as preferred stocks, convertible securities and
                                   depositary receipts for those securities. These securities typically are of medium market capitalizations, which the
                                   Sub-adviser believes have above-average growth potential.
                                   Medium market capitalization companies are defined by the
                                   Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the
                                   Russell Mid Cap(TM) Growth Index range at the time of the
                                   Portfolio's investment. The Portfolio's investments may
                                   include securities listed on a securities exchange or traded in the over-the-counter markets. The Sub-adviser uses a
                                   bottom-up and top-down analysis in managing the Portfolio.
                                   This means that securities are selected based upon
                                   fundamental analysis, as well as a top-down approach to
                                   diversification by industry and company, and by paying
                                   attention to macro-level investment themes. The Portfolio
                                   may invest in foreign securities (including emerging markets securities).
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO HIGH YIELD PORTFOLIO: seeks to maximize total         Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a two- to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      SP PIMCO TOTAL RETURN PORTFOLIO: seeks to maximize total       Pacific Investment
                                   return consistent with preservation of capital and prudent     Management Company
                                   investment management. The Portfolio will invest in a          LLC (PIMCO)
                                   diversified portfolio of fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three-to six-year time frame
                                   based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO: seeks            Jennison Associates
                                   long-term capital appreciation. The Portfolio normally         LLC
                                   invests at least 80% of investable assets in equity
                                   securities of small and medium sized U.S. companies that the
                                   Sub-adviser believes have the potential for above-average
                                   earnings growth.
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP SMALL CAP GROWTH PORTFOLIO: seeks long-term capital         Eagle Asset
                                   growth. The Portfolio pursues its objective by primarily       Management; Neuberger
                                   investing in the common stocks of small-capitalization         Berman Management,
                                   companies, which is defined as a company with a market         Inc.
                                   capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000
                                   Index during the most recent 11-month period (based on
                                   month-end data) plus the most recent data during the current month.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP SMALL-CAP VALUE PORTFOLIO(formerly SP Goldman Sachs Small   Goldman Sachs Asset
                                   Cap Value Portfolio): seeks long-term capital growth. The      Management, L.P.;
                                   Portfolio normally invests at least 80% its net assets plus    Salomon Brothers
                                   borrowings for investment purposes in the equity securities    Asset Management Inc
                                   of small capitalization companies. The Portfolio focuses on equity securities that are believed to be undervalued in the market place.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Bernstein
                                   long-term growth of capital. The Portfolio normally invests    L.P.; Jennison
                                   at least 65% of total assets in equity-related securities of   Associates LLC
                                   U.S. companies that the Sub-advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two Sub-advisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team). Each Sub-adviser to the Portfolio utilizes a growth style to select
                                   approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest
                                   confidence and may invest more than 5% of the Portfolio's
                                   assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its
                                   assets in a small number of issuers. Investing in a
                                   nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves
                                   greater risk than investing in a diversified portfolio
                                   because a loss resulting from the decline in the value of
                                   one security may represent a greater portion of the total
                                   assets of an on diversified portfolio.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (formerly SP       T. Rowe Price
                                   AllianceBernstein Large-Cap Growth Portfolio): seeks           Associates, Inc.
                                   long-term capital growth. Under normal circumstances, the
                                   Portfolio invests at least 80% of its net assets plus
                                   borrowings for investment purposes in the equity securities of large-cap companies. The Sub-adviser generally looks for companies with an above-average rate of earnings and cash
                                   flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during
                                   times of slow economic growth.
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO: seeks         William Blair &
                                   long-term capital appreciation. The Portfolio invests          Company, LLC
                                   primarily in stocks of large and medium-sized companies
                                   located in countries included in the Morgan Stanley Capital
                                   International All Country World Ex-U.S. Index. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities. The Portfolio's assets
                                   normally will be allocated among not fewer than six
                                   different countries and will not concentrate investments in any particular industry. The Portfolio seeks companies that historically have had superior growth, profitability and
                                   quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance.
-----------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN SKANDIA TRUST
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST ADVANCED STRATEGIES PORTFOLIO: seeks a high level of       Marsico Capital
                                   absolute return. The Portfolio invests primarily in a          Management, LLC; T.
                                   diversified portfolio of equity and fixed income securities    Rowe Price
                                   across different investment categories and investment          Associates, Inc.; LSV
                                   managers. The Portfolio pursues a combination of traditional   Asset Management;
                                   and non-traditional investment strategies.                     William Blair &
                                                                                                  Company, L.L.C.;
                                                                                                  Pacific Investment
                                                                                                  Management Company
                                                                                                  LLC (PIMCO)
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO: seeks the highest   American Skandia
                                   potential total return consistent with its specified level     Investment Services,
                                   of risk tolerance. The Portfolio will invest its assets in     Inc.; Prudential
                                   several other American Skandia Trust Portfolios. Under         Investments LLC
                                   normal market conditions, the Portfolio will devote between
                                   92.5% to 100% of its net assets to underlying portfolios
                                   investing primarily in equity securities, and 0% to 7.5% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO: seeks long-term    AllianceBernstein
                                   capital growth by investing primarily in common stocks. The    L.P.
                                   Sub-adviser expects that the majority of the Portfolio's
                                   assets will be invested in the common stocks of large
                                   companies that appear to be undervalued. Among other things, the Portfolio seeks to identify compelling buying
                                   opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or
                                   circumstances even though their long-term prospects remain sound. The Sub-adviser seeks to identify individual
                                   companies with earnings growth potential that may not be
                                   recognized by the market at large.
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO: seeks         AllianceBernstein
                                   long-term growth of capital and income while attempting to     L.P.
                                   avoid excessive fluctuations in market value. The Portfolio normally will invest in common stocks (and securities
                                   convertible into common stocks). The Sub-adviser will take a value-oriented approach, in that it will try to keep the
                                   Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental
                                   business prospects. The stocks that the Portfolio will
                                   normally invest in are those of seasoned companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP BLEND                   AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (AST         AllianceBernstein
                                   AllianceBernstein Growth + Value Portfolio merged into this    L.P.
                                   Portfolio): seeks to outperform the Standard & Poor's 500
                                   Composite Stock Price Index (the "S&P (R) 500") through
                                   stock selection resulting in different weightings of common stocks relative to the index. The Portfolio will invest,
                                   under normal circumstances, at least 80% of its net assets in securities included in the S&P(R) 500.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO: seeks          American Century
                                   capital growth with current income as a secondary objective.   Investment
                                   The Portfolio invests primarily in common stocks that offer    Management, Inc.
                                   potential for capital growth, and may, consistent with its investment objective, invest in stocks that offer potential for current income. The Sub-adviser utilizes a quantitative management technique with a goal of building an equity
                                   portfolio that provides better returns than the S&P 500
                                   Index without taking on significant additional risk and
                                   while attempting to create a dividend yield that will be
                                   greater than the S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/                 AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO: seeks       American Century
 BALANCED                          capital growth and current income. The Sub-adviser intends     Investment
                                   to maintain approximately 60% of the Portfolio's assets in     Management, Inc.
                                   equity securities and the remainder in bonds and other fixed income securities. Both the Portfolio's equity and fixed
                                   income investments will fluctuate in value. The equity
                                   securities will fluctuate depending on the performance of
                                   the companies that issued them, general market and economic conditions, and investor confidence. The fixed income
                                   investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST BALANCED ASSET ALLOCATION PORTFOLIO: seeks the highest     American Skandia
                                   potential total return consistent with its specified level     Investment Services,
                                   of risk tolerance. The Portfolio will invest its assets in     Inc.; Prudential
                                   several other American Skandia Trust Portfolios. Under         Investments LLC
                                   normal market conditions, the Portfolio will devote between
                                   57.5% to 72.5% of its net assets to underlying portfolios
                                   investing primarily in equity securities, and 27.5% to 42.5%
                                   of its net assets to underlying portfolios investing
                                   primarily in debt securities and money market instruments.
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO: seeks the       American Skandia
                                   highest potential total return consistent with its specified   Investment Services,
                                   level of risk tolerance. The Portfolio will invest its         Inc.; Prudential
                                   assets in several other American Skandia Trust Portfolios.     Investments LLC
                                   Under normal market conditions, the Portfolio will devote
                                   between 72.5% to 87.5% of its net assets to underlying
                                   portfolios investing primarily in equity securities, and
                                   12.5% to 27.5% of its net assets to underlying portfolios
                                   investing primarily in debt securities and money market
                                   instruments.
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST COHEN & STEERS REALTY PORTFOLIO: seeks to maximize total   Cohen & Steers
                                   return through investment in real estate securities. The       Capital Management,
                                   Portfolio pursues its investment objective by investing,       Inc.
                                   under normal circumstances, at least 80% of its net assets in securities of real estate issuers. Under normal
                                   circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate
                                   companies, i.e., a company that derives at least 50% of its revenues from the ownership, construction, financing,
                                   management or sale of real estate or that has at least 50%
                                   of its assets in real estate. Real estate companies may
                                   include real estate investment trusts or REITs.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks the         American Skandia
                                   highest potential total return consistent with its specified   Investment Services,
                                   level of risk tolerance. The Portfolio will invest its         Inc.; Prudential
                                   assets in several other American Skandia Trust Portfolios.     Investments LLC
                                   Under normal market conditions, the Portfolio will devote
                                   between 47.5% to 62.5% of its net assets to underlying
                                   portfolios investing primarily in equity securities, and
                                   37.5% to 52.5% of its net assets to underlying portfolios
                                   investing primarily in debt securities and money market
                                   instruments.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST DEAM LARGE-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   capital by investing primarily in the value stocks of larger   Management, Inc.
                                   companies. The Portfolio pursues its objective, under normal market conditions, by primarily investing at least 80% of
                                   the value of its assets in the equity securities of
                                   large-sized companies included in the Russell 1000(R) Value
                                   Index. The Sub-adviser employs an investment strategy
                                   designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the
                                   Russell 1000(R) Value Index, but which attempts to
                                   outperform the Russell 1000(R) Value Index through active
                                   stock selection.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST DEAM SMALL-CAP GROWTH PORTFOLIO: seeks maximum growth of   Deutsche Asset
                                   investors' capital from a portfolio of growth stocks of        Management, Inc.
                                   smaller companies. The Portfolio pursues its objective,
                                   under normal circumstances, by primarily investing at least
                                   80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Growth
                                   Index. The Sub-adviser employs an investment strategy
                                   designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the
                                   Russell 2000(R) Growth Index, but which attempts to
                                   outperform the Russell 2000(R) Growth Index.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST DEAM SMALL-CAP VALUE PORTFOLIO: seeks maximum growth of    Deutsche Asset
                                   investors' capital. The Portfolio pursues its objective,       Management, Inc.
                                   under normal market conditions, by primarily investing at
                                   least 80% of its total assets in the equity securities of
                                   small-sized companies included in the Russell 2000(R) Value
                                   Index. The Sub-adviser employs an investment strategy
                                   designed to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the
                                   Russell 2000(R) Value Index, but which attempts to
                                   outperform the Russell 2000(R) Value Index.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO: seeks capital       Federated Equity
                                   growth. The Portfolio pursues its investment objective by      Management Company of
                                   investing primarily in the stocks of small companies that      Pennsylvania;
                                   are traded on national security exchanges, NASDAQ stock        Federated Global
                                   exchange and the over-the-counter-market. Small companies      Investment Management
                                   will be defined as companies with market capitalizations       Corp.
                                   similar to companies in the Russell 2000 Growth Index. Up to
                                   25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign
                                   currencies.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST FIRST TRUST BALANCED TARGET PORTFOLIO: seeks long-term     First Trust Advisors
                                   capital growth balanced by current income. The Portfolio       L.P.
                                   normally invests approximately 65% of its total assets in
                                   equity securities and 35% in fixed income securities.
                                   Depending on market conditions, the equity portion may range between 60-70% and the fixed income portion between 30-40%.
                                   The Portfolio allocates its assets across a number of
                                   uniquely specialized investment strategies.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO: seeks   First Trust Advisors
                                   long-term growth of capital. The Portfolio normally invests    L.P.
                                   approximately 80% of its total assets in equity securities and 20% in fixed income securities. Depending on market
                                   conditions, the equity portion may range between 75-85% and the fixed income portion between 15-25%. The Portfolio
                                   allocates its assets across a number of uniquely specialized investment strategies.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST GLOBAL ALLOCATION PORTFOLIO: seeks to obtain the highest   Prudential
                                   potential total return consistent with a specified level of    Investments LLC
                                   risk tolerance. The Portfolio seeks to achieve its
                                   investment objective by investing in several other AST
                                   Portfolios ("Underlying Portfolios"). The Portfolio intends its strategy of investing in combinations of Underlying
                                   Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous
                                   investments. It is expected that the investment objectives of such AST Portfolios will be diversified.
-----------------------------------------------------------------------------------------------------------------------

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
                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO: seeks         Goldman Sachs Asset
                                   growth of capital in a manner consistent with the              Management, L.P.
                                   preservation of capital. Realization of income is not a
                                   significant investment consideration and any income realized on the Portfolio's investments, therefore, will be
                                   incidental to the Portfolio's objective. The Portfolio will pursue its objective by investing primarily in equity
                                   securities of companies that the Sub-adviser believes have the potential to achieve capital appreciation over the
                                   long-term. The Portfolio seeks to achieve its investment
                                   objective by investing, under normal circumstances, in
                                   approximately 30-45 companies that are considered by the
                                   Sub-adviser to be positioned for long-term growth.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO: seeks long-term    Goldman Sachs Asset
                                   capital growth. The Portfolio pursues its investment           Management, L.P.
                                   objective, by investing primarily in equity securities
                                   selected for their growth potential, and normally invests at least 80% of the value of its assets in medium
                                   capitalization companies. For purposes of the Portfolio,
                                   medium-sized companies are those whose market
                                   capitalizations (measured at the time of investment) fall
                                   within the range of companies in the Russell Mid Cap Growth
                                   Index. The Sub-adviser seeks to identify individual
                                   companies with earnings growth potential that may not be
                                   recognized by the market at large.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST HIGH YIELD PORTFOLIO (formerly AST Goldman Sachs High      Goldman Sachs Asset
                                   Yield Portfolio): seeks a high level of current income and     Management, L.P.;
                                   may also consider the potential for capital appreciation.      Pacific Investment
                                   The Portfolio invests, under normal circumstances, at least    Management Company
                                   80% of its net assets plus any borrowings for investment       LLC (PIMCO)
                                   purposes (measured at time of purchase) in high yield,
                                   fixed-income securities that, at the time of purchase, are non-investment grade securities. Such securities are
                                   commonly referred to as "junk bonds."
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO: seeks long-term   J.P.Morgan Investment
                                   capital growth by investing in a diversified portfolio of      Management Inc.
                                   international equity securities. The Portfolio seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of
                                   equity securities of companies located or operating in
                                   developed non-U.S. countries and emerging markets of the
                                   world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a
                                   foreign over-the-counter market in the country where the
                                   issuer is principally based, but may also be traded in other countries including the United States.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   AST LARGE-CAP VALUE PORTFOLIO (formerly AST Hotchkis and       Dreman Value
                                   Wiley Large-Cap Value Portfolio): seeks current income and     Management LLC,
                                   long-term growth of income, as well as capital appreciation.   Hotchkis and Wiley
                                   The Portfolio invests, under normal circumstances, at least    Capital Management,
                                   80% of its net assets in common stocks of large cap U.S.       LLC; J.P. Morgan
                                   companies. The Portfolio focuses on common stocks that have    Investment
                                   a high cash dividend or payout yield relative to the market    Management, Inc.
                                   or that possess relative value within sectors.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST LORD ABBETT BOND-DEBENTURE PORTFOLIO: seeks high current   Lord, Abbett & Co.
                                   income and the opportunity for capital appreciation to         LLC
                                   produce a high total return. To pursue its objective, the
                                   Portfolio will invest, under normal circumstances, at least
                                   80% of the value of its assets in fixed income securities
                                   and normally invests primarily in high yield and investment grade debt securities, securities convertible into common
                                   stock and preferred stocks. The Portfolio may find good
                                   value in high yield securities, sometimes called
                                   "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities.
                                   At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S.
                                   Government securities and cash equivalents. The Portfolio
                                   may also make significant investments in mortgage-backed
                                   securities. Although the Portfolio expects to maintain a
                                   weighted average maturity in the range of five to twelve
                                   years, there are no restrictions on the overall Portfolio or on individual securities. The Portfolio may invest up to 20%
                                   of its net assets in equity securities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MARSICO CAPITAL GROWTH PORTFOLIO: seeks capital growth.    Marsico Capital
                                   Income realization is not an investment objective and any      Management, LLC
                                   income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The
                                   Portfolio will pursue its objective by investing primarily in common stocks of larger, more established companies. In selecting investments for the Portfolio, the Sub-adviser
                                   uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach
                                   identifies sectors, industries and companies that may
                                   benefit from the trends the Sub-adviser has observed. The
                                   Sub-adviser then looks for individual companies with
                                   earnings growth potential that may not be recognized by the market at large, utilizing a "bottom up" stock selection
                                   process. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a
                                   limited number of additional common stocks at times when the
                                   Portfolio manager is accumulating new positions, phasing out existing or responding to exceptional market conditions.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              AST MFS GLOBAL EQUITY PORTFOLIO: seeks capital growth. Under   Massachusetts
                                   normal circumstances the Portfolio invests at least 80% of     Financial Services
                                   its assets in equity securities of U.S. and foreign issuers    Company
                                   (including issuers in developing countries). The Portfolio generally seeks to purchase securities of companies with
                                   relatively large market capitalizations relative to the
                                   market in which they are traded.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  AST MFS GROWTH PORTFOLIO: seeks long-term capital growth and   Massachusetts
                                   future income. Under normal market conditions, the Portfolio   Financial Services
                                   invests at least 80% of its total assets in common stocks      Company
                                   and related securities, such as preferred stocks,
                                   convertible securities and depositary receipts, of companies that the Sub-adviser believes offer better than average
                                   prospects for long-term growth. The Sub-adviser seeks to
                                   purchase securities of companies that it considers well-run and poised for growth. The Portfolio may invest up to 35% of its net assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP VALUE                     AST MID CAP VALUE PORTFOLIO (formerly AST Gabelli All-Cap      EARNEST Partners LLC;
                                   Value Portfolio): seeks to provide capital growth by           WEDGE Capital
                                   investing primarily in mid-capitalization stocks that appear   Management, LLP
                                   to be undervalued. The Portfolio has a non-fundamental
                                   policy to invest, under normal circumstances, at least 80%
                                   of the value of its net assets in mid-capitalization
                                   companies.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP GROWTH                    AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO: (AST Alger      Neuberger Berman
                                   All-Cap Growth Portfolio merged into this Portfolio): seeks    Management Inc.
                                   capital growth. Under normal market conditions, the
                                   Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies. The Sub-adviser looks for fast-growing companies that are in new or rapidly evolving industries.
-----------------------------------------------------------------------------------------------------------------------
 MID-CAP VALUE                     AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO: seeks capital    Neuberger Berman
                                   growth. Under normal market conditions, the Portfolio          Management Inc.
                                   primarily invests at least 80% of its net assets in the
                                   common stocks of mid-cap companies. For purposes of the
                                   Portfolio, companies with equity market capitalizations that fall within the range of the Russell Midcap(R) Index at the time of investment are considered mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. Under the Portfolio's value-oriented investment approach, the
                                   Sub-adviser looks for well-managed companies whose stock
                                   prices are undervalued and that may rise in price before
                                   other investors realize their worth.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST PIMCO LIMITED MATURITY BOND PORTFOLIO: seeks to maximize   Pacific Investment
                                   total return consistent with preservation of capital and       Management Company
                                   prudent investment management. The Portfolio will invest in    LLC (PIMCO)
                                   a diversified portfolio of fixed-income securities of
                                   varying maturities. The average portfolio duration of the
                                   Portfolio generally will vary within a one- to three-year
                                   time frame based on the Sub-adviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/ BALANCED        AST PRESERVATION ASSET ALLOCATION PORTFOLIO: seeks the         American Skandia
                                   highest potential total return consistent with its specified   Investment Services,
                                   level of risk tolerance. The Portfolio will invest its         Inc.; Prudential
                                   assets in several other American Skandia Trust Portfolios.     Investments LLC
                                   Under normal market conditions, the Portfolio will devote
                                   between 27.5% to 42.5% of its net assets to underlying
                                   portfolios investing primarily in equity securities, and
                                   57.5% to 72.5% of its net assets to underlying portfolios
                                   investing primarily in debt securities and money market
                                   instruments.
-----------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   AST SMALL-CAP VALUE PORTFOLIO: seeks to provide long-term      Lee Munder
                                   capital growth by investing primarily in                       Investments, Ltd;
                                   small-capitalization stocks that appear to be undervalued.     J.P. Morgan
                                   The Portfolio will have a non-fundamental policy to invest,    Investment
                                   under normal circumstances, at least 80% of the value of its   Management, Inc.;
                                   net assets in small capitalization stocks. The Portfolio       Salomon Brothers
                                   will focus on common stocks that appear to be undervalued.     Asset Management Inc;
                                                                                                  Dreman Value
                                                                                                  Management LLC
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION/                 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO: seeks a high     T. Rowe Price
 BALANCED                          level of total return by investing primarily in a              Associates, Inc.
                                   diversified portfolio of fixed income and equity securities.
                                   The Portfolio normally invests approximately 60% of its
                                   total assets in equity securities and 40% in fixed income
                                   securities. This mix may vary depending on the Sub-adviser's outlook for the markets. The Sub-adviser concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The fixed income portion of the
                                   Portfolio will be allocated among investment grade
                                   securities, high yield or "junk" bonds, foreign high quality debt securities and cash reserves.
-----------------------------------------------------------------------------------------------------------------------
 FIXED INCOME                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO: seeks to provide      T. Rowe Price
                                   high current income and capital growth by investing in         International, Inc.
                                   high-quality foreign and U.S. dollar-denominated bonds. The
                                   Portfolio will invest at least 80% of its total assets in
                                   fixed income securities, including high quality bonds issued or guaranteed by U.S. or foreign governments or their
                                   agencies and by foreign authorities, provinces and
                                   municipalities as well as investment grade corporate bonds and mortgage and asset-backed securities of U.S. and foreign issuers. The Portfolio generally invests in countries where the combination of fixed-income returns and currency
                                   exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-adviser believes that the
                                   currency risk can be minimized through hedging. The
                                   Portfolio may also invest up to 20% of its assets in the
                                   aggregate in below investment-grade, high-risk bonds ("junk bonds"). In addition, the Portfolio may invest up to 30% of its assets in mortgage-backed (including derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.
-----------------------------------------------------------------------------------------------------------------------

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUB-ADVISER
-----------------------------------------------------------------------------------------------------------------------
 SPECIALTY                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO: seeks           T. Rowe Price
                                   long-term capital growth primarily through the common stocks   Associates, Inc.
                                   of companies that own or develop natural resources (such as energy products, precious metals and forest products) and
                                   other basic commodities. The Portfolio normally invests
                                   primarily (at least 80% of its total assets) in the common stocks of natural resource companies whose earnings and
                                   tangible assets could benefit from accelerating inflation.
                                   The Portfolio looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. At least 50% of Portfolio assets will be
                                   invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
                                                GARTMORE VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              GVIT DEVELOPING MARKETS FUND: seeks long-term capital          Gartmore Global Asset
                                   appreciation, under normal conditions by investing at least    Management Trust;
                                   80% of its total assets in stocks of companies of any size     Gartmore Global
                                   based in the world's developing economies. Under normal        Partners
                                   market conditions, investments are maintained in at least
                                   six countries at all times and no more than 35% of total
                                   assets in any single one of them.
-----------------------------------------------------------------------------------------------------------------------
                                                        JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: LARGE CAP GROWTH PORTFOLIO -- SERVICE      Janus Capital
                                   SHARES: seeks long- term growth of capital in a manner         Management LLC
                                   consistent with the preservation of capital. The Portfolio invests at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalizations fall within the range of companies in the Russell 1000 Index at the time of purchase.
-----------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

INTEREST-RATE OPTIONS

We offer two interest-rate options: a one-year fixed-rate option, and a market value adjustment option (not available in Maryland, Oregon or Washington). We set a one year guaranteed annual interest rate for the one-year fixed-rate option. For the market value adjustment option, we set a seven-year guaranteed interest rate. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. An interest cell with a new interest rate period is established every time you allocate or transfer money into a interest-rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will not be less than the minimum interest rate dictated by applicable state law.

   At the maturity of an interest cell for a fixed-rate or market value adjustment option, you may elect to transfer the amount in the cell to any other option available on that date. If you do not make a transfer election during the 30-day period following the interest cell's maturity date, then we will transfer the amount in the cell to a new interest cell with the same time to maturity as the old cell. However, if at that time we do not offer a guarantee period of the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Payments that you apply to the interest-rate option become part of Pruco Life's general assets. Payments that you apply to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses resulting from these assets are not credited or charged against the contracts. As a result, the strength of the interest-rate option guarantees is based on the overall financial strength of Pruco Life. If Pruco Life suffered a material financial set back, the ability of Pruco Life to meet its financial obligations could be affected.

MARKET VALUE ADJUSTMENT

If you transfer or withdraw assets or annuitize from the market value adjustment option before an interest rate period is over, the assets will be subject to a market value adjustment. The market value adjustment may increase or decrease the amount being withdrawn or transferred and may be substantial. The adjustment, whether up or down will never be greater than 40%. The amount of the market value adjustment is based on the difference between the:

1) Guaranteed interest rate for the amount you are withdrawing or transferring; and

2) Current interest rate that is in effect on the date of the withdrawal or transfer.

   The amount of time left in the interest rate period is also a factor. You will find a detailed description of how the market value adjustment is calculated in Section 9, under "Market Value Adjustment Formula." (For contracts issued in Pennsylvania, the description is also in Section 9, under "Market Value Adjustment Formula.")

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the variable investment options and the interest-rate options. In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order by us, or by certain entities that we have specifically designated. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.

   YOU GENERALLY CAN MAKE TRANSFERS OUT OF THE ONE-YEAR FIXED-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF AN INTEREST RATE PERIOD. ANY AMOUNT TRANSFERRED FROM A MARKET VALUE ADJUSTMENT OPTION IS SUBJECT TO A MARKET VALUE ADJUSTMENT, UNLESS THE TRANSFER IS MADE DURING THE 30-DAY PERIOD FOLLOWING THE MATURITY OF THE INTEREST CELL.

   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you will be charged $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.) Nor do transfers made during the 30-day period immediately following the end of an interest cell count against the 12 free transfers.

   For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same business day as a single transfer.

ADDITIONAL TRANSFER RESTRICTIONS

We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing," (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.

   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

we may take in the future, we have adopted the following specific restrictions:

- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.

- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.

- We may impose specific restrictions on financial transactions (including transfer requests) for certain portfolios based on the portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this contract.

- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.

- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.

   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option or the one-year fixed-rate option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Of course, there is no

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

guarantee that dollar cost averaging will ensure a profit or protect against a loss in declining markets.

   Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. This dollar cost averaging feature is available only during the contract accumulation phase, and is offered without charge.

ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. The interest-rate options and the DCA account cannot participate in this feature.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

SCHEDULED TRANSACTIONS

Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) or 72(q) of the Internal Revenue Code of 1986, as amended (Code), and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless (with respect to required minimum distributions, substantially equal periodic payments under

                                                                              39
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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PART II  STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

Section 72(t) or 72(q) of the Code, and annuity payments only), the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contract owners who actually vote will determine the ultimate outcome. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

 40
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

We can begin making annuity payments any time after the first contract anniversary. (Maryland residents must wait until after the seventh anniversary.) Annuity payments must begin no later than the annuitant's 90th birthday. Upon annuitization, any value in an interest cell of the market value adjustment option may be subject to a market value adjustment.

   We make the income plans described below available at any time before the annuity date. These plans are called annuity options. During the income phase, all of the "annuity options" under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Interest Payment Option (Option 3, described below) will automatically be selected. However, if your contract is held as an IRA and an annuity option is not selected by the annuity date or prior to the annuitant's 90th birthday, a lump sum payment of the contract value will be made to you on the annuitant's 90th birthday. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 2. For information about Withdrawal Charges, see Section 6, "What Are The Expenses Associated With Strategic Partners Select Contract?"

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if your contract is held in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date, however, you can withdraw part or all of the contract value that we are holding at any time.

                                                                              41
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        3:

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CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, you should consider the minimum distribution requirements when selecting your annuity option.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. The guaranteed minimum rate is 3%. If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.

   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY. PLEASE NOTE, THAT NO DEATH BENEFIT IS PAYABLE UPON THE DEATH OF THE OWNER OR JOINT OWNER. A DEATH BENEFIT IS ONLY PAYABLE UPON THE DEATH OF THE ANNUITANT OR CO-ANNUITANT (AS APPLICABLE).

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit upon the death of the annuitant or co-annuitant. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies. For entity-owned contracts, we pay a death benefit upon the death of the annuitant.

CALCULATION OF THE DEATH BENEFIT

If the annuitant (or the last surviving annuitant, if there are co-annuitants) dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order ("due proof of death"), pay a death benefit to the beneficiary designated by the contract owner. We require due proof of death to be submitted promptly.

   If the annuitant (older co-annuitant) is under age 80 on the contract date and prior to his or her 80th birthday, the annuitant (last surviving annuitant) dies, the beneficiary will receive the greater of the following (as of the time we receive due proof of death):

- Current contract value (as of the time we receive appropriate proof of death). We impose no negative market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

- Guaranteed Minimum Death Benefit--The Guaranteed Minimum Death Benefit (GMDB) is the greater of:

1) The step-up value which equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals; or

2) The "roll-up value" which is the total of all invested purchase payments compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

   On or after the annuitant's (or older co-annuitant's) 80th birthday, if the annuitant (or last surviving annuitant) dies, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the Guaranteed Minimum Death Benefit as of age 80, increased by additional invested purchase payments, and reduced proportionally by withdrawals. For this purpose, an annuitant is deemed to reach age 80 on the contract anniversary on or following the annuitant's actual 80th birthday.

   If the annuitant (or older co-annuitant) is age 80 or older on the contract date, upon the annuitant's (last surviving annuitant's) death, the beneficiary will receive as of the date that due proof of death is received, the greater of:
1) current contract value as of the date that due proof of death is received; and 2) the total invested purchase payments reduced proportionally by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and step-up value is $80,000. The owner makes a withdrawal that reduces the contract value by 50% (including the effect of any withdrawal charges). The new step-up value is $40,000, or 50% of what it was before the withdrawal.

   This death benefit is payable only in the event of the death of the sole or last surviving annuitant and will not be paid upon the death of an owner who is not the annuitant.

                                                                              43
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

   Certain terms of this death benefit are limited in Oregon.

DEATH OF OWNER OR JOINT OWNER

If the owner and the annuitant are not the same person and the owner dies during the accumulation phase, the subsequent owner generally receives the cash value subject to tax requirements concerning distributions.

   If the contract has an owner and joint owner who are spouses at the time of the owner's or joint owner's death during the accumulation phase, the contract will continue and the surviving spouse will become the sole owner of the contract, entitled to any rights and privileges granted by us under the contract. However, the surviving spouse may, within 60 days of providing due proof of death take the cash value under one of the payout options listed below.

   If the contract has an owner and joint owner who are not spouses at the time of the owner's or joint owner's death during the accumulation phase, the surviving owner will be required to take the cash value under one of the payout options listed below.

   The payout options are:

   Choice 1. Lump sum.

   Choice 2. Payment of the entire contract value within 5 years of the date of death.

   Choice 3. Payment under an annuity or settlement option over the lifetime of the survivor or over a period not extending beyond the life expectancy of the surviving owner with distribution beginning within one year of the date of death.

   This contract is subject to special tax rules that govern the required distributions upon the death of the owner or joint owner. See Section 8, "What Are The Tax Considerations Associated With The Strategic Partners Select Contract?"

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        SELECT CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you give us to purchase the contract. Unless we agree otherwise and subject to our rules, the minimum initial purchase payment is $10,000. You must get our prior approval for any initial and additional purchase payment of $1,000,000 or more, unless we are prohibited under applicable state law from insisting on such prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

   For qualified contracts, you may purchase the contract only if the annuitant is 69 or younger on the contract date (age 80 or younger if a minimum distribution option has been selected). For non-qualified contracts, you may purchase this contract only if the annuitant, or co-annuitant is 85 or younger on the contract date.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable or fixed interest rate options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.

   At our discretion, we may give initial and subsequent purchase payments (as well as withdrawals and transfers) received in good order by certain broker/dealers prior to the close of a business day the same treatment as they would have received had they been received at the same time at the Prudential Annuity Service Center. For more detail, talk to your registered representative.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. A variable accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) Adding up the total amount of money allocated to a specific investment option;

2) Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) Dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year on that portion of the contract value allocated to the fixed-rate option and to the market value adjustment option if held for the full seven-year period.

                                                                              45
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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

        PARTNERS SELECT CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for insurance and administrative charges. The insurance charges have two parts:

1) Mortality and expense risk charge

2) Administrative expense charge

1) MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

   The mortality and expense risk charge is equal, on an annual basis, to 1.37% of the daily value of the contract invested in the variable investment options. This charge is not assessed against amounts allocated to the interest-rate options.

   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2) ADMINISTRATIVE EXPENSE CHARGE

This charge is for the expenses associated with the administration of the contract. The administration of the contract includes preparing and issuing the contract, establishing and maintaining contract records, issuing confirmations and annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

   This charge is equal, on an annual basis, to 0.15% of the daily value of the contract invested in the variable investment options. This charge is not assessed against amounts allocated to the interest-rate options.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $50,000, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $50,000.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. When you make a withdrawal, money will be taken first from your purchase payments for purposes of determining withdrawal charges. When your purchase payments have been used up, then we will take the money from

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

your earnings. You will not have to pay any withdrawal charge when you withdraw your earnings.

   The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. If the contract is sold under circumstances that reduce the sales expenses, we may reduce or eliminate the withdrawal charge. For example, a large group of individuals purchasing contracts or an individual who already has a relationship with us may receive such a reduction. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

   You can withdraw up to 10% of your total purchase payments each contract year without paying a withdrawal charge. This amount is referred to as the "charge-free amount." If any of the charge-free amount is not used during a contract year, it will be carried over to the next contract year. During the first seven contract years, if your withdrawal of purchase payments is more than the charge-free amount, a withdrawal charge will be applied proportionately to all of the variable investment options as well as the interest-rate options. This charge is based on your contract date.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

PERCENTAGE OF APPLICABLE WITHDRAWAL CHARGES
------------------------------------------------------------

During contract year 1              7%
During contract year 2              6%
During contract year 3              5%
During contract year 4              4%
During contract year 5              3%
During contract year 6              2%
During contract year 7              1%
After that                          0%

   Note: There is no withdrawal charge on any withdrawals made under the Critical Care Access Option or on any amount used to provide income under the Life Annuity with 120 payments (10 years) certain option. There will be a reduction in the withdrawal charge for contracts issued to annuitants whose age is 84 and older.

   If a withdrawal is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGE FOR CRITICAL CARE

Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the sole or last surviving annuitant is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax on us, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. The transfer fee is deducted before the market value adjustment, if any, is calculated.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2005, the fees of these funds ranged from 0.38% to 1.67% annually. For certain funds, expenses are reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time. For additional information about these fund fees, please consult the prospectuses for the funds.

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STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

YOU CAN MAKE WITHDRAWALS ONLY DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract, and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the affected investment options and interest-rate options you have selected. You will need our consent to make a partial withdrawal if the requested withdrawal is less than $250.

   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, and apply a market value adjustment, if any, from the assets in your contract.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

   You can make withdrawals from any designated investment option or proportionally from all investment options. Market value adjustments may apply. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make generally is $100. An assignment of the contract terminates any automated withdrawal program that you had in effect.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers from the variable investment options for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or process any transfer made from the interest-rate options promptly upon request.

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        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS SELECT CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Select contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.

   This contract may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect the interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or

- The amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information).

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES

The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.

   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

   Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  The beneficiary is taxed on earnings in the contract.

- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.

   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.

   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.

   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.

   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth Individual Retirement Accounts (Roth IRAs) under Section 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement," attached to this prospectus, contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater) less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA, or if you are age 50 or older by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to a prior year and the current year during the period from January 1 to April 15 of the current year. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2006, the limit is $4,000, increasing to $5,000 in 2008. After 2008, the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another
Section 401(a) plan.

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

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-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
   70 1/2; and

-  Death and annuity payments must meet "minimum distribution requirements."

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty";

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution.

   ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and earnings will be taxed generally in the same manner as distributions from a traditional IRA; and

- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

The "IRA Disclosure Statement" attached to this prospectus contains some additional information on Roth IRAs.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase the contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of a traditional IRA, conduit IRA, or another Roth IRA, or if you are age 50 or older by making a single contribution consisting of your IRA contributions and catch-up contributions attributable to the prior year and the current year during the period from January 1 to April 15 of the current year. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return, and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, as of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your

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                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

financial professional prior to purchase to confirm whether such rollovers are being accepted.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. Roth IRAs are not subject to these rules during the owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

   Effective in 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

   You can use the minimum distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.

   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similar rules apply if you inherit more than one Roth IRA from the same owner.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.

   Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled; or

- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should

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consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under Section 6, "What Are The Expenses Associated With The Strategic Partners Select Contract?"

   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" in Section 9.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement," attached to this prospectus.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company which was organized on December 23, 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since October 13, 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco Life's annual report for the year ended December 31, 2005, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 811-07325. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of annuity contracts and life insurance products we offer.

   PIMS's principal business address is 100 Mulberry Street, Newark, New Jersey 07102-4077. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the National Association of Securities Dealers, Inc. (NASD).

   The contract is offered on a continuous basis. PIMS enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the contract but are exempt from registration (firms). Applications for the contract are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.

   Commissions are paid to firms on sales of the contract according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her

        9:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.

   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the contract's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements is provided in the Statement of Additional Information which is available upon request.

   To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

   You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.

LITIGATION

Pruco Life is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In our annuities operations, we are subject to litigation involving class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is such a pending proceeding:

   Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

insurance policy against Pruco Life and Prudential. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. In February 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Pruco Life plans to appeal the verdict.

   Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

ASSIGNMENT

In general, you can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event. If you assign the contract, that assignment will result in the termination of any automated withdrawal program that had been in effect. If the new owner wants to re-institute an automated withdrawal program, then he/she needs to submit the forms that we require, in good order.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Select contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Payments Made to Promote Sale of Our Products

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

MARKET VALUE

        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT FORMULA

With respect to residents of states, other than Pennsylvania, in which Strategic Partners Select is being offered. With respect to contracts issued in Pennsylvania, see page 55.

THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interest rate that Pruco Life declares for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

   not to exceed +0.40 or be less than -0.40; where,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period.
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interest-rate, expressed as a decimal,
          that Pruco Life declares for a duration
          equal to the number of whole years
          remaining in the present interest-rate
          period, plus 1 year as of the date the
          request for a withdrawal or transaction is
          received.
-----------------------------------------------------

The Market Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market Value Adjustment.

STEP BY STEP

The steps below explain how a market value adjustment is calculated.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Determine the interest rate Pruco Life declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market Value Adjustment. The result is the Market Value Adjustment.

STEP 5: The result of Step 4 is added to the interest cell. If the Market Value Adjustment is positive, the interest cell will go up in value. If the Market Value Adjustment is negative, the interest cell will go down in value.

   Depending upon when the withdrawal request is made, a withdrawal charge may apply.

   The following example will illustrate the application of a market value adjustment and the determination of the withdrawal charge:

   Suppose a contractowner made two invested purchase payments, the first in the amount of $10,000 on December 1, 2000, all of which was allocated to the Equity Subaccount, and the second in the amount of $5,000 on October 1, 2002, all of which was allocated to the MVA Option with a guaranteed interest rate of 8% (0.08) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2005 (the contract owner does not provide any withdrawal instructions). On that date the amount in the Equity Subaccount is equal to $12,000 and the amount in the interest cell with a maturity date of September 30, 2009 is $5,985.23, so

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

that the contract fund on that date is equal to $17,985.23.

   On February 1, 2005, the interest rates declared by Pruco Life for the duration of 5 years (4 whole years remaining until September 30, 2009, plus 1 year) is 11%.

The following computations would be made:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT   FREE
   -------------------------
   12/1/00  $10,000   $1,000
   12/1/01            $2,000
   10/1/02  $5,000    $2,500
   12/1/02            $4,000
   12/1/03            $5,500
   12/1/04            $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  requested withdrawal amount
    -$7,000.00  charge-free
    --------------------------------------------
     $1,500.00  additional amount needed to
                complete withdrawal

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 grossed-up amount

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  grossed-up amount
      X    .03  withdrawal charge rate
    --------------------------------------------
        $46.39  withdrawal charge

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interest-rate that would be offered for an interest cell with a duration of the remaining whole years plus 1), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2009, divided by 12) or -0.13750. Thus, there will be a negative Market Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  negative MVA
     $5,985.23  unadjusted value
    --------------------------------------------
     $5,162.26  adjusted value
    $12,000.00  equity value
    --------------------------------------------
    $17,162.26  adjusted contract fund

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    Equity
    ($12,000/$17,162.26) X $8,546.39   =  $5,975.71
    ------------------------------------------------
    7-Yr MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2009 or a subsequent withdrawal. That amount is $3,004.73.

MARKET VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

MARKET VALUE ADJUSTMENT FORMULA WITH RESPECT TO CONTRACTS ISSUED IN PENNSYLVANIA ONLY

THE ADJUSTMENT INVOLVES THREE AMOUNTS

The Market Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interpolated value of the interest rates that Pruco Life declares for the number of whole years remaining and the duration 1 year longer than the number of whole years remaining in the existing interest rate period.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

   not to exceed +0.40 or be less than -0.40; where,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period.
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interpolated value of the interest
          rates, expressed as a decimal, that Pruco
          Life declares for the number of whole years
          remaining and the duration 1 year longer
          than the number of whole years remaining as
          of the date the request for a withdrawal or
          transfer is received or m/365 x (n+1) year
          rate + (365-m)/365 x n year rate, where "n"
          equals years and "m" equals days remaining
          in year "n" of the existing interest rate
          period.
-----------------------------------------------------

The Market Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market Value Adjustment.

STEP BY STEP

The steps below explain how a market value adjustment is calculated.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Interpolate the interest rates Pruco Life declares on the date the request for withdrawal or transfer is received for the duration of years equal to the whole number of years determined in Step 1, plus the whole number of years plus 1 additional year.

STEP 3: Subtract this interpolated interest rate from the guaranteed interest rate. The result could be negative.

STEP 4: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 5: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market Value Adjustment. The result is the Market Value Adjustment.

STEP 6: The result of Step 4 is added to the interest cell. If the Market Value Adjustment is positive, the interest cell will go up in value. If the Market Value Adjustment is negative, the interest cell will go down in value.

   Depending upon when the withdrawal request is made, a withdrawal charge may apply.

   The following example will illustrate the application of a market value adjustment and the determination of the withdrawal charge:

   Suppose a contractowner made two invested purchase payments, the first in the amount of $10,000 on December 1, 2000, all of which was allocated to the Equity Subaccount, and the second in the amount of $5,000 on October 1, 2002, all of which was allocated to the MVA option with a guaranteed interest rate of 8% (0.08) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2005 (the contract owner does not provide any withdrawal instructions). On that date the amount in the Equity Subaccount is equal to $12,000 and the amount in the interest cell with a maturity date of September 30, 2009 is $5,985.23, so

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

that the contract fund on that date is equal to $17,985.23.

   On February 1, 2005, the interest rates declared by Pruco Life for the duration's 4 and 5 years (4 whole years remaining until September 30, 2009, plus 1 year) are 10.8% and 11.4%, respectively.

The following computations would be made:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT    FREE
   --------------------------
   12/1/95  $10,000    $1,000
   12/1/96             $2,000
   10/1/97  $ 5,000    $2,500
   12/1/97             $4,000
   12/1/98             $5,500
   12/1/99             $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  requested withdrawal amount
    -$7,000.00  charge-free
    --------------------------------------------
     $1,500.00  additional amount needed to
                complete withdrawal

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 grossed-up amount

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  grossed-up amount
      X    .03  withdrawal charge rate
    --------------------------------------------
        $46.39  withdrawal charge

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interpolated value for the interest rates that would be offered for interest cells with durations of whole years remaining and whole year plus 1 remaining in the existing interest rate period), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2009, divided by 12) or -0.13750. Thus, there will be a negative Market Value Adjustment of approximately 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  negative MVA
     $5,985.23  unadjusted value
    --------------------------------------------
     $5,162.26  adjusted value
    $12,000.00  equity value
    --------------------------------------------
    $17,162.26  adjusted contract fund

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    Equity
    ($12,000/$17,162.26) X $8,546.39   =  $5,975.71
    ------------------------------------------------
    7-Yr MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2009 or a subsequent withdrawal. That amount is $3,004.73.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

         APPENDIX A
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Following are the historical unit values for each of the portfolios offered as investment options.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

                                                    ACCUMULATION UNIT VALUES:
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99429                     $ 0.86910                        8,717,408
         1/1/2002 to 12/31/2002                 $ 0.86910                     $ 0.59107                       15,222,304
         1/1/2003 to 12/31/2003                 $ 0.59107                     $ 0.75840                       19,466,414
         1/1/2004 to 12/31/2004                 $ 0.75840                     $ 0.81908                       20,584,216
         1/1/2005 to 12/31/2005                 $ 0.81908                     $ 0.92424                       21,072,974

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $ 0.97749                     $ 0.78083                        1,279,634
         1/1/2003 to 12/31/2003                 $ 0.78083                     $ 1.01258                        3,815,405
         1/1/2004 to 12/31/2004                 $ 1.01258                     $ 1.09644                        5,488,650
         1/1/2005 to 12/31/2005                 $ 1.09644                     $ 1.20402                        6,552,561

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99996                     $ 0.83930                        1,866,907
         1/1/2002 to 12/31/2002                 $ 0.83930                     $ 0.61886                        3,064,422
         1/1/2003 to 12/31/2003                 $ 0.61886                     $ 0.81734                        3,882,729
         1/1/2004 to 12/31/2004                 $ 0.81734                     $ 0.88230                        4,556,529
         1/1/2005 to 12/31/2005                 $ 0.88230                     $ 1.00873                        4,838,472

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 1.00008                     $ 1.01177                       13,343,454
         1/1/2002 to 12/31/2002                 $ 1.01177                     $ 1.01170                       14,548,905
         1/1/2003 to 12/31/2003                 $ 1.01170                     $ 1.00488                       10,695,799
         1/1/2004 to 12/31/2004                 $ 1.00488                     $ 1.00006                        9,415,140
         1/1/2005 to 12/31/2005                 $ 1.00006                     $ 1.01374                        7,771,528

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99726                     $ 0.90422                        7,466,612
         1/1/2002 to 12/31/2002                 $ 0.90422                     $ 0.69297                       12,343,903
         1/1/2003 to 12/31/2003                 $ 0.69297                     $ 0.87500                       16,466,892
         1/1/2004 to 12/31/2004                 $ 0.87500                     $ 0.95207                       19,795,224
         1/1/2005 to 12/31/2005                 $ 0.95207                     $ 0.98036                       20,341,491

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002* to 12/31/2002                $ 0.97745                     $ 0.79269                        1,769,021
         1/1/2003 to 12/31/2003                 $ 0.79269                     $ 0.99996                        3,511,118
         1/1/2004 to 12/31/2004                 $ 0.99996                     $ 1.14569                        6,621,617
         1/1/2005 to 12/31/2005                 $ 1.14569                     $ 1.31672                       10,499,032

                                           THIS CHART CONTINUES ON THE NEXT PAGE
* DATE THAT THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                    ACCUMULATION UNIT VALUES:
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99880                     $ 0.87039                          888,327
         1/1/2002 to 12/31/2002                 $ 0.87039                     $ 0.66733                        2,227,131
         1/1/2003 to 12/31/2003                 $ 0.66733                     $ 0.87279                        3,228,248
         1/1/2004 to 12/31/2004                 $ 0.87279                     $ 0.98656                        4,621,239
         1/1/2005 to 12/31/2005                 $ 0.98656                     $ 1.07382                        4,658,869

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99724                     $ 0.87438                          808,820
         1/1/2002 to 12/31/2002                 $ 0.87438                     $ 0.68075                        1,752,360
         1/1/2003 to 12/31/2003                 $ 0.68075                     $ 0.84830                        2,116,873
         1/1/2004 to 12/31/2004                 $ 0.84830                     $ 0.93474                        2,482,956
         1/1/2005 to 4/29/2005                  $ 0.93474                     $ 0.86275                                0

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99083                     $ 0.84034                        1,681,815
         1/1/2002 to 12/31/2002                 $ 0.84034                     $ 0.70189                        2,615,923
         1/1/2003 to 12/31/2003                 $ 0.70189                     $ 0.85528                        3,198,979
         1/1/2004 to 12/31/2004                 $ 0.85528                     $ 0.91648                        3,236,188
         1/1/2005 to 12/31/2005                 $ 0.91648                     $ 0.94460                        3,109,519

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99891                     $ 0.94878                       13,046,073
         1/1/2002 to 12/31/2002                 $ 0.94878                     $ 0.82546                       23,741,587
         1/1/2003 to 12/31/2003                 $ 0.82546                     $ 0.99909                       33,264,018
         1/1/2004 to 12/31/2004                 $ 0.99909                     $ 1.09336                       46,870,885
         1/1/2005 to 12/31/2005                 $ 1.09336                     $ 1.15893                       51,508,268

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99796                     $ 0.98385                        8,874,996
         1/1/2002 to 12/31/2002                 $ 0.98385                     $ 0.91217                       16,967,796
         1/1/2003 to 12/31/2003                 $ 0.91217                     $ 1.04674                       22,918,994
         1/1/2004 to 12/31/2004                 $ 1.04674                     $ 1.12280                       34,331,674
         1/1/2005 to 12/31/2005                 $ 1.12280                     $ 1.17125                       39,518,994

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99791                     $ 0.91944                       10,293,226
         1/1/2002 to 12/31/2002                 $ 0.91944                     $ 0.76351                       16,643,331
         1/1/2003 to 12/31/2003                 $ 0.76351                     $ 0.97319                       18,895,568
         1/1/2004 to 12/31/2004                 $ 0.97319                     $ 1.07865                       21,236,242
         1/1/2005 to 12/31/2005                 $ 1.07865                     $ 1.16363                       20,051,752

                                           THIS CHART CONTINUES ON THE NEXT PAGE
* DATE THAT THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                    ACCUMULATION UNIT VALUES:
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99886                     $ 0.90902                        5,263,885
         1/1/2002 to 12/31/2002                 $ 0.90902                     $ 0.74090                       11,721,213
         1/1/2003 to 12/31/2003                 $ 0.74090                     $ 0.93617                       15,487,221
         1/1/2004 to 12/31/2004                 $ 0.93617                     $ 1.04247                       22,054,764
         1/1/2005 to 12/31/2005                 $ 1.04247                     $ 1.12183                       26,757,044

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99702                     $ 0.92319                        5,170,387
         1/1/2002 to 12/31/2002                 $ 0.92319                     $ 0.76054                        8,625,236
         1/1/2003 to 12/31/2003                 $ 0.76054                     $ 0.94961                       11,330,373
         1/1/2004 to 12/31/2004                 $ 0.94961                     $ 1.10143                       12,611,310
         1/1/2005 to 12/31/2005                 $ 1.10143                     $ 1.15700                       12,907,677

SP LSV INTERNATIONAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 1.00228                     $ 0.84670                        2,495,330
         1/1/2002 to 12/31/2002                 $ 0.84670                     $ 0.69085                        4,657,121
         1/1/2003 to 12/31/2003                 $ 0.69085                     $ 0.86667                        5,639,592
         1/1/2004 to 12/31/2004                 $ 0.86667                     $ 0.98855                        6,182,424
         1/1/2005 to 12/31/2005                 $ 0.98855                     $ 1.10787                        7,635,725

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99530                     $ 0.80999                          978,680
         1/1/2002 to 12/31/2002                 $ 0.80999                     $ 0.56912                        1,527,407
         1/1/2003 to 12/31/2003                 $ 0.56912                     $ 0.71086                        1,987,953
         1/1/2004 to 12/31/2004                 $ 0.71086                     $ 0.78700                        2,408,259
         1/1/2005 to 4/29/2005                  $ 0.78700                     $ 0.73515                                0

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99348                     $ 0.81479                        2,095,863
         1/1/2002 to 12/31/2002                 $ 0.81479                     $ 0.43076                        4,325,750
         1/1/2003 to 12/31/2003                 $ 0.43076                     $ 0.59441                        7,874,075
         1/1/2004 to 12/31/2004                 $ 0.59441                     $ 0.69992                       12,973,110
         1/1/2005 to 12/31/2005                 $ 0.69992                     $ 0.72567                       17,352,606

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99996                     $ 1.01328                        6,416,368
         1/1/2002 to 12/31/2002                 $ 1.01328                     $ 0.99971                        9,793,607
         1/1/2003 to 12/31/2003                 $ 0.99971                     $ 1.20555                       13,574,006
         1/1/2004 to 12/31/2004                 $ 1.20555                     $ 1.29831                       15,827,945
         1/1/2005 to 12/31/2005                 $ 1.29831                     $ 1.33076                       16,029,896

                                           THIS CHART CONTINUES ON THE NEXT PAGE
* DATE THAT THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                                    ACCUMULATION UNIT VALUES:
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99996                     $ 1.04036                       18,964,185
         1/1/2002 to 12/31/2002                 $ 1.04036                     $ 1.12110                       36,854,342
         1/1/2003 to 12/31/2003                 $ 1.12110                     $ 1.16879                       39,511,574
         1/1/2004 to 12/31/2004                 $ 1.16879                     $ 1.21208                       40,011,136
         1/1/2005 to 12/31/2005                 $ 1.21208                     $ 1.22256                       38,341,562

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99484                     $ 0.87347                        3,829,252
         1/1/2002 to 12/31/2002                 $ 0.87347                     $ 0.58438                        7,011,525
         1/1/2003 to 12/31/2003                 $ 0.58438                     $ 0.81789                        9,799,080
         1/1/2004 to 12/31/2004                 $ 0.81789                     $ 0.97791                       12,285,783
         1/1/2005 to 12/31/2005                 $ 0.97791                     $ 1.13458                       15,289,475

SP SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99726                     $ 0.92608                        1,290,543
         1/1/2002 to 12/31/2002                 $ 0.92608                     $ 0.63614                        2,322,396
         1/1/2003 to 12/31/2003                 $ 0.63614                     $ 0.84421                        3,365,000
         1/1/2004 to 12/31/2004                 $ 0.84421                     $ 0.82386                        4,654,846
         1/1/2005 to 12/31/2005                 $ 0.82386                     $ 0.83175                        4,195,198

SP SMALL-CAP VALUE PORTFOLIO
(FORMERLY, SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO)
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 1.00084                     $ 1.00204                        5,541,640
         1/1/2002 to 12/31/2002                 $ 1.00204                     $ 0.84509                       10,143,232
         1/1/2003 to 12/31/2003                 $ 0.84509                     $ 1.10812                       12,520,409
         1/1/2004 to 12/31/2004                 $ 1.10812                     $ 1.31729                       16,006,113
         1/1/2005 to 12/31/2005                 $ 1.31729                     $ 1.35751                       15,450,083

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99482                     $ 0.85645                          861,855
         1/1/2002 to 12/31/2002                 $ 0.85645                     $ 0.63048                        2,001,670
         1/1/2003 to 12/31/2003                 $ 0.63048                     $ 0.78159                        2,523,552
         1/1/2004 to 12/31/2004                 $ 0.78159                     $ 0.85155                        2,818,809
         1/1/2005 to 12/31/2005                 $ 0.85155                     $ 0.96594                        2,861,419

SP T. ROWE PRICE LARGE-CAP
GROWTH PORTFOLIO (FORMERLY, SP ALLIANCEBERNSTEIN LARGE-CAP GROWTH PORTFOLIO)
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99509                     $ 0.88165                        3,051,950
         1/1/2002 to 12/31/2002                 $ 0.88165                     $ 0.59753                        5,098,338
         1/1/2003 to 12/31/2003                 $ 0.59753                     $ 0.72895                        7,464,178
         1/1/2004 to 12/31/2004                 $ 0.72895                     $ 0.76178                        6,869,907
         1/1/2005 to 12/31/2005                 $ 0.76178                     $ 0.87412                        5,478,831

                                           THIS CHART CONTINUES ON THE NEXT PAGE
* DATE THAT THIS ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                              ACCUMULATION UNIT VALUES (CONTINUED):
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.98559                     $ 0.81232                          656,964
         1/1/2002 to 12/31/2002                 $ 0.81232                     $ 0.46943                        1,104,394
         1/1/2003 to 12/31/2003                 $ 0.46943                     $ 0.65839                        1,513,519
         1/1/2004 to 12/31/2004                 $ 0.65839                     $ 0.64848                        1,758,929
         1/1/2005 to 4/29/2005                  $ 0.64848                     $ 0.57902                                0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 1.00272                     $ 0.74738                        2,151,275
         1/1/2002 to 12/31/2002                 $ 0.74738                     $ 0.57004                        3,358,884
         1/1/2003 to 12/31/2003                 $ 0.57004                     $ 0.78386                        3,987,540
         1/1/2004 to 12/31/2004                 $ 0.78386                     $ 0.89987                        6,281,864
         1/1/2005 to 12/31/2005                 $ 0.89987                     $ 1.03159                        6,679,383

AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2005** to 12/31/2005              $ 9.99876                     $ 9.99839                            1,108

AST ALGER ALL-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/02/2005              $10.09328                     $11.72320                                0

AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.07960                     $10.32239                            6,489

AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.05471                     $10.27703                           29,815

AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/02/2005              $10.04999                     $11.33524                                0

AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.04978                     $10.41185                           13,865

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.06648                     $10.34429                           26,057

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.04193                     $10.32717                            3,022

AST BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2005** to 12/31/2005              $ 9.99876                     $10.01837                           25,849

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2005** to 12/31/2005              $ 9.99876                     $10.00838                           15,685

AST COHEN & STEERS REALTY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.14700                     $12.03005                          190,482

THIS CHART CONTINUES ON THE NEXT PAGE
   * DATE THAT THIS ANNUITY WAS FIRST OFFERED.
  ** DATE THAT THIS FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                              ACCUMULATION UNIT VALUES (CONTINUED):
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2005** to 12/31/2005              $ 9.99876                     $10.02837                            1,369

AST DEAM LARGE-CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.08482                     $10.72639                          172,510

AST DEAM SMALL-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.01123                     $10.32274                            6,555

AST DEAM SMALL-CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.04560                     $10.02801                           12,430

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.99876                     $10.97021                           22,957

AST GLOBAL ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.01532                     $10.63449                            1,453

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.03292                     $10.77054                            8,237

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.99876                     $10.58989                           16,897

AST HIGH YIELD PORTFOLIO (FORMERLY, AST GOLDMAN SACHS HIGH YIELD PORTFOLIO)
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.97671                     $ 9.86884                           25,343

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.91379                     $10.66436                           25,848

AST LARGE-CAP VALUE PORTFOLIO (FORMERLY, AST
HOTCHKIS AND WILEY LARGE-CAP VALUE PORTFOLIO)
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.07717                     $10.56795                          225,801

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.99876                     $ 9.96022                           25,080

AST MARSICO CAPITAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.12615                     $10.91463                           47,631

AST MFS GLOBAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.96616                     $10.48868                            8,170

AST MFS GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.03683                     $10.77072                            4,710

                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

** DATE THAT THIS FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9

                                              ACCUMULATION UNIT VALUES (CONTINUED):
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
AST MID CAP VALUE PORTFOLIO
(FORMERLY, AST GABELLI ALL-CAP VALUE PORTFOLIO)
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.06493                     $10.36375                            8.885

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.05566                     $11.34792                          110,812

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.02187                     $10.89648                          361,840

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.99876                     $10.06754                           47,774

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2005** to 12/31/2005              $ 9.99876                     $10.03837                           10,129

AST SMALL-CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.04857                     $10.65807                           27,202

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.02858                     $10.36634                            4,574

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.94930                     $ 9.45939                           38,376

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $10.00276                     $11.75113                          572,593

GARTMORE GVIT DEVELOPING MARKETS FUND
---------------------------------------------------------------------------------------------------------------------------------
         3/14/2005** to 12/31/2005              $ 9.88093                     $12.07433                          187,573

JANUS ASPEN SERIES--GROWTH PORTFOLIO--SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001* to 12/31/2001                $ 0.99357                     $ 0.78312                        2,205,333
         1/1/2002 to 12/31/2002                 $ 0.78312                     $ 0.56521                        3,372,526
         1/1/2003 to 12/31/2003                 $ 0.56521                     $ 0.73210                        4,141,987
         1/1/2004 to 12/31/2004                 $ 0.73210                     $ 0.75143                        3,466,556
         1/1/2005 to 12/31/2005                 $ 0.75143                     $ 0.76990                        3,024,247

 * DATE THAT THIS ANNUITY WAS FIRST OFFERED.
** DATE THAT THIS FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

                                                                         PART II
STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9
         APPENDIX B

SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

Within the Strategic Partners(SM) family of annuities, we offer several different deferred variable annuity products. These annuities are issued by Pruco Life Insurance Company (in New York, by Pruco Life Insurance Company of New Jersey). Not all of these annuities may be available to you due to state approval or broker-dealer offerings. You can verify which of these annuities is available to you by asking your registered representative, or by calling us at
(888) PRU-2888. For comprehensive information about each of these annuities, please consult the prospectus for the annuity.

   Each annuity has different features and benefits that may be appropriate for you, based on your individual financial situation and how you intend to use the annuity.

   The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay while your contract remains in force. Additionally, differences may exist in various optional benefits such as guaranteed living benefits or death benefit protection.

   Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:

-  Your age;

- The amount of your investment and any planned future deposits into the annuity;

- How long you intend to hold the annuity (also referred to as investment time horizon);

-  Your desire to make withdrawals from the annuity;

-  Your investment return objectives;

-  The effect of optional benefits that may be elected; and

- Your desire to minimize costs and/or maximize return associated with the annuity.

   The following chart sets forth the prominent features of each Strategic Partners variable annuity. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore, you should carefully consider which features you plan to use when selecting your annuity.

   In addition to the chart, we set out below certain hypothetical illustrations that reflect the contract value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted. In comparing the values within the illustrations, a number of distinctions are evident. To fully appreciate these distinctions, we encourage you to speak to your registered representative and to read the prospectuses. However, we do point out the following noteworthy items:

- Strategic Partners Advisor, because it has no sales charge, offers the highest surrender value during the first few years. However, unlike Strategic Partners FlexElite 2 (i.e., the version of the contract sold on or after May 1, 2003) and the Strategic Partners Annuity One 3 / Plus 3 contracts, Strategic Partners Advisor offers few optional benefits.

- Strategic Partners FlexElite 2 offers both an array of optional benefits as well as the "liquidity" to surrender the annuity without any withdrawal charge after three contract years have passed. FlexElite 2 also is unique in offering an optional persistency bonus (which, if taken, extends the withdrawal charge period).

STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9                       PART II
--------------------------------------------------------------------------------

- Strategic Partners Select, as part of its standard insurance and administrative expense, offers a guaranteed minimum death benefit equal to the greater of contract value, a step-up value, or a roll-up value. In contrast, you incur an additional charge if you opt for an enhanced death benefit under the other annuities.

- Strategic Partners Annuity One 3 / Plus 3 comes in both a bonus version and a non-bonus version, each of which offers several optional insurance features. A bonus is added to your purchase payments under the bonus version, although the withdrawal charges under the bonus version are higher than those under the non-bonus version. Although the non-bonus version offers no bonus, it is accompanied by fixed interest rate options and a market value adjustment option that may provide higher interest rates than such options accompanying the bonus version.

STRATEGIC PARTNERS ANNUITY PRODUCT COMPARISON

Below is a summary of Strategic Partners variable annuity products. You should consider the investment objectives, risks, charges and expenses of an investment in any contract carefully before investing. Each product prospectus as well as the underlying portfolio prospectuses contains this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying portfolios and can help you decide upon the product that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

APPENDIX B -- SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU
--------------------------------------------------------------------------------

                       STRATEGIC PARTNERS    STRATEGIC PARTNERS    STRATEGIC PARTNERS
                             ADVISOR           FLEXELITE 2(1)            SELECT

--------------------------------------------------------------------------------------
Minimum Investment     $10,000               $10,000               $10,000
--------------------------------------------------------------------------------------
Maximum Issue Age      85 Qualified          85 Qualified &        80 Qualified & 85
                       Non-Qualified         Non-Qualified         Non-Qualified
--------------------------------------------------------------------------------------
Withdrawal Charge      None                  3 Years               7 Years (7%, 6%,
Schedule                                     (7%, 7%, 7%)          5%, 4%, 3%, 2%, 1%)
                                             Contract date based   Contract date based
--------------------------------------------------------------------------------------

                        STRATEGIC PARTNERS      STRATEGIC PARTNERS
                       ANNUITY ONE 3/ PLUS 3   ANNUITY ONE 3/ PLUS 3
                             NON BONUS                 BONUS
--------------------------------------------------------------------------
Minimum Investment     $10,000                 $10,000
---------------------
Maximum Issue Age      85 Qualified &          85 Qualified &
                       Non-Qualified           Non-Qualified
---------------------
Withdrawal Charge      7 Years (7%, 6%, 5%,    7 Years (8%, 8%, 8%,
Schedule               4%, 3%, 2%, 1%)         8%, 7%, 6%, 5%)
                       Payment date based      Payment date based
---------------------

STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9                       PART II
--------------------------------------------------------------------------------

                       STRATEGIC PARTNERS    STRATEGIC PARTNERS    STRATEGIC PARTNERS
                             ADVISOR           FLEXELITE 2(1)            SELECT

--------------------------------------------------------------------------------------
Annual Charge-Free     Full liquidity        10% of gross          10% of gross
Withdrawal(2)                                purchase payments     purchase payments
                                             made as of last       per contract year,
                                             contract              cumulative up to 7
                                             anniversary per       years or 70% of
                                             contract year         gross purchase
                                                                   payments
--------------------------------------------------------------------------------------
Insurance and          1.40%                 1.65%                 1.52%
Administration Charge
--------------------------------------------------------------------------------------
Contract Maintenance   The lesser of $30     The lesser of $50     $30. Waived if
Fee (assessed          or 2% of your         or 2% of your         contract value is
annually)              contract value.       contract value.       $50,000 or more
                       Waived if contract    Waived if contract
                       value is $50,000 or   value is $100,000
                       more                  or more
--------------------------------------------------------------------------------------
Contract Credit        No                    Yes                   No
                                             1% credit option at
                                             end of 3rd and 6th
                                             contract years.
                                             Election results in
                                             a new 3 year
                                             withdrawal charge
--------------------------------------------------------------------------------------

                        STRATEGIC PARTNERS      STRATEGIC PARTNERS
                       ANNUITY ONE 3/ PLUS 3   ANNUITY ONE 3/ PLUS 3
                             NON BONUS                 BONUS
--------------------------------------------------------------------------------------
Annual Charge-Free     10% of gross purchase   10% of gross purchase
Withdrawal(2)          payments made as of     payments made as of
                       last contract           last contract
                       anniversary per         anniversary per
                       contract year           contract year
---------------------
Insurance and          1.40%                   1.50%
Administration Charge
---------------------
Contract Maintenance   The lesser of $35 or    The lesser of $35 or
Fee (assessed          2% of your contract     2% of your contract
annually)              value. Waived if        value. Waived if
                       contract value is       contract value is
                       $75,000 or more         $75,000 or more
---------------------
Contract Credit        No                      Yes
                                               3%-all amounts ages
                                               81-85
                                               4%-under $250,000
                                               5%-$250,000- $999,999
                                               6%-$1,000,000+
---------------------

1 THIS COLUMN DEPICTS FEATURES OF THE VERSION OF STRATEGIC PARTNERS FLEXELITE SOLD ON OR AFTER MAY 1, 2003 OR UPON SUBSEQUENT STATE APPROVAL. IN ONE STATE, PRUCO LIFE CONTINUES TO SELL A PRIOR VERSION OF THE CONTRACT. UNDER THAT VERSION, THE CHARGE FOR THE BASE DEATH BENEFIT IS 1.60%, RATHER THAN 1.65%. THE PRIOR VERSION ALSO DIFFERS IN CERTAIN OTHER RESPECTS (E.G., AVAILABILITY OF OPTIONAL BENEFITS). THE VALUES ILLUSTRATED BELOW ARE BASED ON THE 1.65% CHARGE, AND THEREFORE ARE SLIGHTLY LOWER THAN IF THE 1.60% CHARGE WERE USED.

2 WITHDRAWALS OF TAXABLE AMOUNTS WILL BE SUBJECT TO INCOME TAX, AND PRIOR TO AGE 59 1/2, MAY BE SUBJECT TO A 10% FEDERAL INCOME TAX PENALTY.

STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9                       PART II
--------------------------------------------------------------------------------

                                                                                          STRATEGIC PARTNERS
                       STRATEGIC PARTNERS    STRATEGIC PARTNERS    STRATEGIC PARTNERS    ANNUITY ONE 3/ PLUS 3
                             ADVISOR           FLEXELITE 2(1)            SELECT                NON BONUS

--------------------------------------------------------------------------------------------------------------
Fixed Rate Account     No                    Yes                   Yes                   Yes
                                             1-Year                1-Year                1-Year
--------------------------------------------------------------------------------------------------------------
Market Value           No                    Yes                   Yes                   Yes
Adjustment Account                           1-10 Years            7-Year                1-10 Years
(MVA)
--------------------------------------------------------------------------------------------------------------
Enhanced Dollar Cost   No                    Yes                   No                    Yes
Averaging (DCA)
--------------------------------------------------------------------------------------------------------------
Variable Investment    56                    56                    56                    56/62
Options Available
--------------------------------------------------------------------------------------------------------------
Evergreen Funds        N/A                   N/A                   N/A                   6-available in
                                                                                         Strategic Partners
                                                                                         Plus 3 only
--------------------------------------------------------------------------------------------------------------
Base Death Benefit:    The greater of:       The greater of:       Combo: Step/Roll      The greater of:
                       purchase payment(s)   purchase payment(s)   Withdrawals will      purchase payment(s)
                       minus proportionate   minus proportionate   proportionately       minus proportionate
                       withdrawal(s) or      withdrawal(s) or      affect the Death      withdrawal(s) or
                       contract value        contract value        Benefit               contract value
--------------------------------------------------------------------------------------------------------------
Optional Death         Combo: Step/Roll      Step-Up               N/A                   Step-Up
Benefit (for an                              Roll-Up                                     Roll-Up
additional                                   Combo: Step/Roll                            Combo: Step/Roll
cost),(4,5)                                  Highest Daily Value                         Highest Daily Value
                                             (HDV) Earnings                              (HDV) Earnings
                                             Appreciator Benefit                         Appreciator Benefit
                                             (EAB)                                       (EAB)
--------------------------------------------------------------------------------------------------------------
Living Benefits (for   Lifetime Five         Lifetime Five         N/A                   Lifetime Five
an additional                                Spousal Lifetime                            Spousal Lifetime Five
cost),(5,6)                                  Five Guaranteed                             Guaranteed Minimum
                                             Minimum Income                              Income Benefit (GMIB)
                                             Benefit (GMIB)                              Income Appreciator
                                             Income Appreciator                          Benefit (IAB)
                                             Benefit (IAB)
--------------------------------------------------------------------------------------------------------------

                        STRATEGIC PARTNERS
                       ANNUITY ONE 3/ PLUS 3
                               BONUS
-------------------------------------------------------------------------------------------------------------
Fixed Rate Account     Yes(3)
                       1-Year
---------------------
Market Value           Yes
Adjustment Account     1-10 Years
(MVA)
---------------------
Enhanced Dollar Cost   Yes
Averaging (DCA)
---------------------
Variable Investment    56/62
Options Available
---------------------
Evergreen Funds        6-available in
                       Strategic Partners
                       Plus 3 only
---------------------
Base Death Benefit:    The greater of:
                       purchase payment(s)
                       minus proportionate
                       withdrawal(s) or
                       contract value
---------------------
Optional Death         Step-Up
Benefit (for an        Roll-Up
additional             Combo: Step/Roll
cost),(4,5)            Highest Daily Value
                       (HDV) Earnings
                       Appreciator Benefit
                       (EAB)
---------------------
Living Benefits (for   Lifetime Five
an additional          Spousal Lifetime Five
cost),(5,6)            Guaranteed Minimum
                       Income Benefit (GMIB)
                       Income Appreciator
                       Benefit (IAB)
---------------------

3 MAY OFFER LOWER INTEREST RATES FOR THE FIXED RATE OPTIONS THAN THE INTEREST RATES OFFERED IN THE CONTRACTS WITHOUT CREDIT.

4 FOR MORE INFORMATION ON THESE BENEFITS, REFER TO SECTION 4, "WHAT IS THE DEATH BENEFIT?" IN THE PROSPECTUS.

5 NOT ALL OPTIONAL BENEFITS MAY BE AVAILABLE IN ALL STATES.

6 FOR MORE INFORMATION ON THESE BENEFITS, REFER TO SECTION 3, "WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?; SECTION 5, "WHAT IS THE LIFETIME FIVE(SM) Income Benefit?"; and Section 6, "What Is The Income Appreciator Benefit?" in the Prospectus.

STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9                       PART II
--------------------------------------------------------------------------------

HYPOTHETICAL ILLUSTRATION

The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the contract years specified. The values shown below are based on the following assumptions:

- An initial investment of $100,000 is made into each contract earning a gross rate of return of 0% and 6% respectively.

-  No subsequent deposits or withdrawals are made from the contract.

- The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the contract at the Separate Account level as follows:

- 0.99% average of all fund expenses (as of December 31, 2005) are computed by adding Portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

- The Separate Account level charges include the Insurance Charge and Administration Charge (as applicable).

   The Contract Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the contract anniversary, therefore reflecting the withdrawal charge applicable to that contract year. Note that a withdrawal on the contract anniversary, or the day before the contract anniversary, would be subject to the withdrawal charge applicable to the next contract year, which usually is lower. The values that you actually experience under an contract will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request).

STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9                       PART II
--------------------------------------------------------------------------------

0% GROSS RETURN
--------------------------------------------------------------------------------

                                                                              STRATEGIC PARTNERS     STRATEGIC PARTNERS
         STRATEGIC PARTNERS     STRATEGIC PARTNERS     STRATEGIC PARTNERS       ANNUITY ONE 3/         ANNUITY ONE 3/
              ADVISOR                 SELECT              FLEXELITE 2          PLUS 3 NON BONUS         PLUS 3 BONUS
        --------------------   --------------------   --------------------   --------------------   --------------------
        CONTRACT   SURRENDER   CONTRACT   SURRENDER   CONTRACT   SURRENDER   CONTRACT   SURRENDER   CONTRACT   SURRENDER
         VALUE       VALUE      VALUE       VALUE      VALUE       VALUE      VALUE       VALUE      VALUE       VALUE

------------------------------------------------------------------------------------------------------------------------
1       $97,659     $97,659    $97,544     $91,415    $97,419     $91,299    $97,659     $91,522    $101,465    $94,148
2       $95,366     $95,366    $95,141     $90,032    $94,850     $88,910    $95,366     $90,244    $ 98,986    $91,866
3       $93,128     $93,128    $92,798     $88,658    $92,347     $86,582    $93,128     $88,971    $ 96,567    $89,641
4       $90,941     $90,941    $90,512     $87,292    $89,908     $89,908    $90,941     $87,703    $ 94,207    $87,470
5       $88,807     $88,807    $88,283     $85,934    $87,533     $87,533    $88,807     $86,442    $ 91,905    $86,171
6       $86,722     $86,722    $86,109     $84,586    $85,219     $85,219    $86,722     $85,187    $ 89,659    $84,879
7       $84,686     $84,686    $83,988     $83,248    $82,965     $82,965    $84,686     $83,939    $ 87,468    $83,594
8       $82,698     $82,698    $81,919     $81,919    $80,770     $80,770    $82,698     $82,698    $ 85,331    $85,331
9       $80,757     $80,757    $79,902     $79,902    $78,631     $78,631    $80,757     $80,757    $ 83,245    $83,245
10      $78,861     $78,861    $77,934     $77,934    $76,547     $76,547    $78,861     $78,861    $ 81,211    $81,211
11      $77,010     $77,010    $76,014     $76,014    $74,518     $74,518    $77,010     $77,010    $ 79,226    $79,226
12      $75,202     $75,202    $74,142     $74,142    $72,541     $72,541    $75,202     $75,202    $ 77,290    $77,290
13      $73,436     $73,436    $72,282     $72,282    $70,615     $70,615    $73,436     $73,436    $ 75,402    $75,402
14      $71,712     $71,712    $70,468     $70,468    $68,739     $68,739    $71,678     $71,678    $ 73,559    $73,559
15      $70,029     $70,029    $68,698     $68,698    $66,912     $66,912    $69,961     $69,961    $ 71,727    $71,727
16      $68,385     $68,385    $66,972     $66,972    $65,131     $65,131    $68,285     $68,285    $ 69,940    $69,940
17      $66,780     $66,780    $65,288     $65,288    $63,397     $63,397    $66,648     $66,648    $ 68,197    $68,197
18      $65,212     $65,212    $63,646     $63,646    $61,708     $61,708    $65,049     $65,049    $ 66,496    $66,496
19      $63,681     $63,681    $62,044     $62,044    $60,062     $60,062    $63,488     $63,488    $ 64,837    $64,837
20      $62,186     $62,186    $60,482     $60,482    $58,460     $58,460    $61,963     $61,963    $ 63,219    $63,219
21      $60,726     $60,726    $58,958     $58,958    $56,898     $56,898    $60,474     $60,474    $ 61,640    $61,640
22      $59,301     $59,301    $57,472     $57,472    $55,377     $55,377    $59,021     $59,021    $ 60,099    $60,099
23      $57,909     $57,909    $56,022     $56,022    $53,895     $53,895    $57,601     $57,601    $ 58,596    $58,596
24      $56,549     $56,549    $54,608     $54,608    $52,452     $52,452    $56,215     $56,215    $ 57,130    $57,130
25      $55,222     $55,222    $53,229     $53,229    $51,046     $51,046    $54,861     $54,861    $ 55,700    $55,700


------------------------------------------------------------------------------------------------------------------------

Assumptions:

1. $100,000 initial investment.

2. Fund Expenses = 0.99%.

3. No optional death benefit(s) and/or optional living benefit(s) were elected.

4. Strategic Partners FlexElite 2 figures do not include the optional 1% credit election. Had the credit been included, the Contract Values would be higher, due to the additional credit. However, election of the credit extends the surrender charge for an additional three years, thus lowering surrender value in those years.

5. These reductions result in hypothetical net rates of return as follows:
   Strategic Partners Advisor -2.35%; Strategic Partners Select -2.46%; Strategic Partners FlexElite 2 -2.59%; Strategic Partners Annuity One 3/Plus 3 Non-Bonus -2.35%; Strategic Partners Annuity One 3/Plus 3 Bonus -2.44%.

6. The illustration above illustrates 100% invested into the variable sub-accounts. Investments into the fixed rate accounts, as noted above, may receive a higher rate of interest in one product over another causing Contract Values to differ in relation to one another.

STRATEGIC PARTNERS SELECT PROSPECTUS  SECTIONS 1-9                       PART II
--------------------------------------------------------------------------------

6% GROSS RETURN
--------------------------------------------------------------------------------

                                                                              STRATEGIC PARTNERS     STRATEGIC PARTNERS
         STRATEGIC PARTNERS     STRATEGIC PARTNERS     STRATEGIC PARTNERS       ANNUITY ONE 3/         ANNUITY ONE 3/
              ADVISOR                 SELECT              FLEXELITE 2          PLUS 3 NON BONUS         PLUS 3 BONUS
        --------------------   --------------------   --------------------   --------------------   --------------------
        CONTRACT   SURRENDER   CONTRACT   SURRENDER   CONTRACT   SURRENDER   CONTRACT   SURRENDER   CONTRACT   SURRENDER
         VALUE       VALUE      VALUE       VALUE      VALUE       VALUE      VALUE       VALUE      VALUE       VALUE

------------------------------------------------------------------------------------------------------------------------
1       $103,502   $103,502    $103,380   $ 96,844    $103,248   $ 96,721    $103,502   $ 96,957    $107,536   $ 99,734
2       $107,136   $107,136    $106,884   $101,071    $106,611   $ 99,849    $107,136   $101,309    $111,203   $103,107
3       $110,899   $110,899    $110,506   $105,481    $110,083   $103,078    $110,899   $105,854    $114,994   $106,596
4       $114,793   $114,793    $114,252   $110,082    $113,669   $113,669    $114,793   $110,602    $118,915   $110,203
5       $118,824   $118,824    $118,124   $114,881    $117,371   $117,371    $118,824   $115,560    $122,970   $115,063
6       $122,997   $122,997    $122,127   $119,885    $121,194   $121,194    $122,997   $120,737    $127,163   $120,134
7       $127,316   $127,316    $126,267   $125,104    $125,141   $125,141    $127,316   $126,143    $131,499   $125,424
8       $131,787   $131,787    $130,546   $130,546    $129,217   $129,217    $131,787   $131,787    $135,982   $135,982
9       $136,415   $136,415    $134,971   $134,971    $133,426   $133,426    $136,415   $136,415    $140,619   $140,619
10      $141,205   $141,205    $139,545   $139,545    $137,771   $137,771    $141,205   $141,205    $145,413   $145,413
11      $146,164   $146,164    $144,275   $144,275    $142,259   $142,259    $146,164   $146,164    $150,371   $150,371
12      $151,297   $151,297    $149,165   $149,165    $146,892   $146,892    $151,297   $151,297    $155,499   $155,499
13      $156,610   $156,610    $154,220   $154,220    $151,676   $151,676    $156,610   $156,610    $160,800   $160,800
14      $162,109   $162,109    $159,447   $159,447    $156,616   $156,616    $162,109   $162,109    $166,283   $166,283
15      $167,802   $167,802    $164,851   $164,851    $161,717   $161,717    $167,802   $167,802    $171,953   $171,953
16      $173,694   $173,694    $170,439   $170,439    $166,985   $166,985    $173,694   $173,694    $177,816   $177,816
17      $179,794   $179,794    $176,215   $176,215    $172,423   $172,423    $179,794   $179,794    $183,879   $183,879
18      $186,108   $186,108    $182,188   $182,188    $178,039   $178,039    $186,108   $186,108    $190,148   $190,148
19      $192,643   $192,643    $188,363   $188,363    $183,838   $183,838    $192,643   $192,643    $196,632   $196,632
20      $199,408   $199,408    $194,747   $194,747    $189,826   $189,826    $199,408   $199,408    $203,336   $203,336
21      $206,411   $206,411    $201,347   $201,347    $196,009   $196,009    $206,411   $206,411    $210,269   $210,269
22      $213,659   $213,659    $208,172   $208,172    $202,393   $202,393    $213,659   $213,659    $217,439   $217,439
23      $221,162   $221,162    $215,227   $215,227    $208,985   $208,985    $221,162   $221,162    $224,853   $224,853
24      $228,928   $228,928    $222,522   $222,522    $215,791   $215,791    $228,928   $228,928    $232,519   $232,519
25      $236,967   $236,967    $230,064   $230,064    $222,820   $222,820    $236,967   $236,967    $240,447   $240,447


------------------------------------------------------------------------------------------------------------------------

Assumptions:

1. $100,000 initial investment.

2. Fund Expenses = 0.99%.

3. No optional death benefit(s) and/or optional living benefit(s) were elected.

4. Strategic Partners FlexElite 2 figures do not include the optional 1% credit election. Had the credit been included, the Contract Values would be higher, due to the additional credit. However, election of the credit extends the surrender charge for an additional three years, thus lowering surrender value in those years.

5. These reductions result in hypothetical net rates of return as follows:
   Strategic Partners Advisor 3.51%; Strategic Partners Select 3.39%; Strategic Partners FlexElite 2 3.26%; Strategic Partners Annuity One 3/Plus 3 Non-Bonus 3.51%; Strategic Partners Annuity One 3/Plus Bonus 3.41%.

6. The illustration above illustrates 100% invested into the variable sub-accounts. Investments into the fixed rate accounts, as noted above, may receive a higher rate of interest in one product over another causing Contract Values to differ in relation to one another.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS ORD01009 (05/2006).

           ---------------------------------------------------------
                               (print your name)

           ---------------------------------------------------------
                                   (address)

           ---------------------------------------------------------
                             (city/state/zip code)

                                MAILING ADDRESS:

                       PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. Box 7960
                             Philadelphia, PA 19176
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ORD01009